CHICAGO AND NORTH WESTERN RAILWAY COMPANY
                    PROFIT SHARING AND RETIREMENT SAVINGS PROGRAM

                                       (called
                   CHICAGO AND NORTH WESTERN TRANSPORTATION COMPANY
                    PROFIT SHARING AND RETIREMENT SAVINGS PROGRAM
                                  until May 5, 1994)


                               As Amended and Restated
                              Effective January 1, 1989

                      CHICAGO AND NORTH WESTERN RAILWAY COMPANY
                    PROFIT SHARING AND RETIREMENT SAVINGS PROGRAM
                  As Amended and Restated Effective January 1, 1989

                                       (called
                   CHICAGO AND NORTH WESTERN TRANSPORTATION COMPANY
                    PROFIT SHARING AND RETIREMENT SAVINGS PROGRAM
                                  until May 5, 1994)


                                                                      INDEX

                                                                       Page

          Section 1.  Establishment and Name  . . . . . . . . . . . . .   1
               1.1    Establishment and Name of the Plan  . . . . . . .   1

          Section 2.  Definitions . . . . . . . . . . . . . . . . . . .   2
               2.1    "Accounting Date" . . . . . . . . . . . . . . . .   2
               2.2    "Actuarial Equivalent"  . . . . . . . . . . . . .   2
               2.3    "Affiliated Service Group"  . . . . . . . . . . .   2
               2.4    "Authorized Leave of Absence" . . . . . . . . . .   3
               2.5    "Beneficiary" . . . . . . . . . . . . . . . . . .   4
               2.6    "Board of Directors"  . . . . . . . . . . . . . .   4
               2.7    "Break In Service"  . . . . . . . . . . . . . . .   4
               2.8    "Code"  . . . . . . . . . . . . . . . . . . . . .   4
               2.9    "Committee" . . . . . . . . . . . . . . . . . . .   4
               2.10   "Commonly Controlled Entity"  . . . . . . . . . .   4
               2.11   "Company" . . . . . . . . . . . . . . . . . . . .   4
               2.12   "Company Contribution Base" . . . . . . . . . . .   5
               2.13   "Credited Service"  . . . . . . . . . . . . . . .   5
               2.14   "Disability"  . . . . . . . . . . . . . . . . . .   5
               2.15   "Effective Date"  . . . . . . . . . . . . . . . .   5
               2.16   "Eligibility Computation Period"  . . . . . . . .   5
               2.17   "Employee"  . . . . . . . . . . . . . . . . . . .   5
               2.18   "Employee Elected Matched Contribution Account" .   6
               2.19   "Employee Elected Unmatched Contribution
                       Account" . . . . . . . . . . . . . . . . . . . .   6
               2.20   "Employee Matched Contribution Account" . . . . .   6
               2.21   "Employee Unmatched Contribution Account" . . . .   6
               2.22   "Employer"  . . . . . . . . . . . . . . . . . . .   7
               2.23   "Employer Contribution" . . . . . . . . . . . . .   7
               2.24   "Employer Contribution General Account" . . . . .   7
               2.25   "Employer Matching Contribution Account"  . . . .   7
               2.26   "Family Member" . . . . . . . . . . . . . . . . .   7
               2.27   "Five-Percent Owner"  . . . . . . . . . . . . . .   7
               2.28   "Former Participant"  . . . . . . . . . . . . . .   7
               2.29   "Hardship"  . . . . . . . . . . . . . . . . . . .   7
               2.30   "Highly Compensated Employee" . . . . . . . . . .   8
               2.31   "Hour of Service" . . . . . . . . . . . . . . . .   9
               2.32   "Inactive Participant"  . . . . . . . . . . . . .  10
               2.33   "Investment Committee"  . . . . . . . . . . . . .  10

                                        INDEX
                                     (continued)
                                                                       Page

               2.34   "Member"  . . . . . . . . . . . . . . . . . . . .  11
               2.35   "Member's Net Balance Account"  . . . . . . . . .  11
               2.36   "Non-highly Compensated Employee" . . . . . . . .  11
               2.37   "Normal Retirement Age" . . . . . . . . . . . . .  11
               2.38   "OAI Rate"  . . . . . . . . . . . . . . . . . . .  11
               2.39   "Parental Leave"  . . . . . . . . . . . . . . . .  12
               2.40   "Participant" . . . . . . . . . . . . . . . . . .  12
               2.41   "Pay" . . . . . . . . . . . . . . . . . . . . . .  12
               2.42   "Plan Year" . . . . . . . . . . . . . . . . . . .  14
               2.43   "Post-1986 Employee Matched Contribution
                       Account" . . . . . . . . . . . . . . . . . . . .  14
               2.44   "Post-1986 Employee Unmatched Contribution
                       Account" . . . . . . . . . . . . . . . . . . . .  14
               2.45   "Qualified Domestic Relations Order"  . . . . . .  14
               2.46   "Qualified Joint and Survivor Pension"  . . . . .  14
               2.47   "Railroad Retirement Excess Pay"  . . . . . . . .  14
               2.48   "Railroad Retirement Taxable Wage Base" . . . . .  14
               2.49   "Related Plan"  . . . . . . . . . . . . . . . . .  15
               2.50   "Remainder" . . . . . . . . . . . . . . . . . . .  15
               2.51   "Required Beginning Date" . . . . . . . . . . . .  15
               2.52   "Social Security Excess Pay"  . . . . . . . . . .  16
               2.53   "Social Security Taxable Wage Base" . . . . . . .  16
               2.54   "Surviving Spouse's Pension"  . . . . . . . . . .  16
               2.55   "Termination of Employment" . . . . . . . . . . .  16
               2.56   "Top Paid Group"  . . . . . . . . . . . . . . . .  16
               2.57   "Trust" . . . . . . . . . . . . . . . . . . . . .  17
               2.58   "Trustee" . . . . . . . . . . . . . . . . . . . .  17
               2.59   "Trust Fund"  . . . . . . . . . . . . . . . . . .  18
               2.60   "Valuation Date"  . . . . . . . . . . . . . . . .  18
               2.61   "Vesting Service" . . . . . . . . . . . . . . . .  18
               2.62   "Year of Eligibility Service" . . . . . . . . . .  18
               2.63   "Year of Vesting Service" . . . . . . . . . . . .  18

          Section 3.  Eligibility and Participation . . . . . . . . . .  20
               3.1    Eligibility and Participation . . . . . . . . . .  20
               3.2    Eligibility and Participation by Employees of
                      Employers Other Than The Company  . . . . . . . .  20
               3.3    Military Service  . . . . . . . . . . . . . . . .  20

          Section 4.  Employee Elected Contributions
                              and Employer Contributions  . . . . . . .  21
               4.1    Participants' Elections and Contributions . . . .  21
               4.2    Employer Contributions and Allocations  . . . . .  25
               4.3    Employer Special Section 401(k) Contributions . .  29
               4.4    Deadline for Employer Special Section 401(k)
                      Contributions . . . . . . . . . . . . . . . . . .  29

                                        INDEX
                                     (continued)
                                                                       Page

               4.5 Restrictions on Employee Elected Contributions, Post-1986 Employee Contributions and Employer
                      Matching Profit Sharing Contributions . . . . . .  29
               4.6    Multiple Use of Alternative Limitations . . . . .  33
               4.7    Allocation of Income  . . . . . . . . . . . . . .  34
               4.8    Limitations on Contributions  . . . . . . . . . .  35
               4.9    Deadline for Contributions  . . . . . . . . . . .  40
               4.10 Order of Application of the Limitations of Subsections 4.1(c), 4.5(b), 4.5(d), 4.6 and 4.8 . 40

          Section 5.  Benefits  . . . . . . . . . . . . . . . . . . . .  41
               5.1    Payment of Benefits in General  . . . . . . . . .  41
               5.2    Payment of the Vested Portion of the Member's
                      Net Balance Account on Termination of Employment   41
               5.3    Payment of Vested Member's Net Balance Account
                      on Death  . . . . . . . . . . . . . . . . . . . .  45
               5.4    Withdrawals . . . . . . . . . . . . . . . . . . .  49
               5.5    Payment of Life Annuities . . . . . . . . . . . .  52
               5.6    Qualified Joint and Survivor Pension and
                      Surviving Spouse's Pension  . . . . . . . . . . .  52
               5.7    Spousal Consent to Waiver of Life Annuity or to
                      the Naming of Another Beneficiary . . . . . . . .  53
               5.8    Lump Sum Payment without Election . . . . . . . .  54
               5.9    Vested Interests  . . . . . . . . . . . . . . . .  54
               5.10   Incompetency  . . . . . . . . . . . . . . . . . .  56
               5.11   Deduction of Taxes from Amounts Payable . . . . .  56
               5.12   Deadline for Payment of Benefits  . . . . . . . .  57
               5.13   Application for Distribution  . . . . . . . . . .  57
               5.14   Deferred Payments . . . . . . . . . . . . . . . .  58
               5.15   Unclaimed Amounts . . . . . . . . . . . . . . . .  58
               5.16   Eligible Rollover Distributions . . . . . . . . .  58

          Section 6.  Investment Funds, Accounts and Trust  . . . . . .  60
               6.1    Investment Funds  . . . . . . . . . . . . . . . .  60
               6.2    Investment Directions . . . . . . . . . . . . . .  60
               6.3    Transfers Among Investment Funds  . . . . . . . .  61
               6.4    Investment Income to be Accumulated . . . . . . .  62
               6.5    Accounts and Records  . . . . . . . . . . . . . .  62
               6.6    Adjustments to Reflect Net Worth of the Trust
                      Fund  . . . . . . . . . . . . . . . . . . . . . .  63
               6.7    Trust . . . . . . . . . . . . . . . . . . . . . .  65

          Section 7.   Top Heavy Provisions . . . . . . . . . . . . . .  66
               7.1    Application . . . . . . . . . . . . . . . . . . .  66
               7.2    Special Top Heavy Definitions . . . . . . . . . .  66
               7.3    Special Top Heavy Provisions  . . . . . . . . . .  74

                                        INDEX
                                     (continued)
                                                                       Page

          Section 8.  Administration  . . . . . . . . . . . . . . . . .  78
               8.1    Committee . . . . . . . . . . . . . . . . . . . .  78
               8.2    Administration  . . . . . . . . . . . . . . . . .  78
               8.3    Initial Claim for Benefits  . . . . . . . . . . .  79
               8.4    Review of Claim Denial  . . . . . . . . . . . . .  79
               8.5    Fiduciary Responsibility  . . . . . . . . . . . .  80
               8.6    Fiduciary as Member . . . . . . . . . . . . . . .  80

          Section 9.  Subsidiary or Affiliated Corporations . . . . . .  81
               9.1    Subsidiary or Affiliated Corporations . . . . . .  81

          Section 10. Amendment and Termination . . . . . . . . . . . .  82
               10.1   Amendment and Termination . . . . . . . . . . . .  82
               10.2   Termination of the Plan . . . . . . . . . . . . .  82

          Section 11. Mergers . . . . . . . . . . . . . . . . . . . . .  84
               11.1   Mergers . . . . . . . . . . . . . . . . . . . . .  84

          Section 12. Miscellaneous . . . . . . . . . . . . . . . . . .  85
               12.1   Nonalienation of Benefits . . . . . . . . . . . .  85
               12.2   Qualified Domestic Relations Order  . . . . . . .  85
               12.3   Maximum Age Condition . . . . . . . . . . . . . .  87
               12.4   Litigation  . . . . . . . . . . . . . . . . . . .  88
               12.5   Rights Against Employer . . . . . . . . . . . . .  88
               12.6   Illegality of Particular Provision  . . . . . . .  88
               12.7   Effect of Mistake . . . . . . . . . . . . . . . .  88
               12.8   Indemnification . . . . . . . . . . . . . . . . .  88
               12.9   Applicable Laws . . . . . . . . . . . . . . . . .  89
               12.10  Gender and Number . . . . . . . . . . . . . . . .  89

                      CHICAGO AND NORTH WESTERN RAILWAY COMPANY
                    PROFIT SHARING AND RETIREMENT SAVINGS PROGRAM

                                     (called the
                   CHICAGO AND NORTH WESTERN TRANSPORTATION COMPANY
                    PROFIT SHARING AND RETIREMENT SAVINGS PROGRAM
                                  until May 5, 1994)


                          Section 1.  Establishment and Name

               1.1 Establishment and Name of the Plan. Chicago and North Western Transportation Company Profit Sharing and Retirement Savings Program and the CNW Corporation Profit Sharing and Retirement Savings Program were amended and restated as the Chicago and North Western Transportation Company Profit Sharing and Retirement Savings Program (hereinafter referred to as the "Plan") effective January 1, 1989. The Plan, as amended and restated effective January 1, 1989, is hereby reamended and restated effective January 1, 1989 to incorporate into one document the revisions complying with the Tax Reform Act of 1986 and subsequent legislation and regulations implementing the foregoing. Except as otherwise specifically stated herein, the provisions of the Chicago and North Western Transportation Company Profit Sharing and Retirement Savings Program, as amended and restated herein, shall apply to persons who are employees of an Employer and who are credited with One Hour of Service on or after January 1, 1989. Eligibility, benefits, payment of benefits and the amount of benefits, if any, of a person whose employment with an Employer terminated before January 1, 1989, and who is not rehired by an Employer on or after January 1, 1989, shall, except as otherwise specifically provided herein, be determined in accordance with the provisions of Chicago and North Western Transportation Company Profit Sharing and Retirement Savings Program or CNW Corporation Profit Sharing and Retirement Savings Program, as applicable, as in effect on the date of the Employee's Termination of Employment. Effective May 6, 1994 the Plan shall be called the Chicago and North Western Railway Company Profit Sharing and Retirement Savings Program.

                               Section 2.  Definitions

               Whenever used in the Plan, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein, and when the defined meaning is intended, the term is capitalized:

               2.1   "Accounting Date" means the last day of each Plan
          Year.

               2.2 "Actuarial Equivalent" means a benefit having the same value as the vested Member's Net Balance Account or the portion thereof which it replaces, as determined by or with the advice of the actuary of the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan through May 5,
          1994) using generally accepted actuarial methods and the assumptions as provided in Appendix I. Actuarial Equivalent is used to convert a Member's Net Balance Account into an equivalent in an annuity form which will be paid from the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan through May 5, 1994) at the time the vested Member's Net Balance Account or portion thereof is transferred thereto to provide for the payment of the life annuity form of benefit as provided in subsection 5.5.

               2.3 "Affiliated Service Group" means one or more of the following groups if it includes an Employer:

                     (a) a group which consists of an organization the principal business of which is the performance of services ("first service organization") and one or more of the organizations described in (1) or (2):

                           (1)   any other organization the principal
                     business of which is the performance of services which

                                 (A)   is a shareholder or partner in the
                           first service organization (as determined in accordance with applicable Treasury
                           Regulations); and

                                 (B)   regularly performs services for the
                           first service organization or is regularly associated with the first service organization in performing services for third persons, or

                           (2)   any other organization if

                                 (A)   a significant portion of the
                           business of such organization is the performance of services for the first service organization or for one or more organizations identified in subsection 2.3(a)(1), or for both and the services are of a type historically performed in the service field of the first service organization or an organization identified in subsection 2.3(a)(1) by employees, and

                                 (B)   10 percent or more of the interests
                           in such organization is held by persons who are highly compensated employees (within the meaning of section 414(q)) of the first service organization or an organization described in subsection 2.3(a)(1); or

                     (b)   a group which consists of

                           (1)   an organization;

                           (2) all organizations aggregated in accordance with Code Sections 414(b), 414(c), 414(m) and 414(o) with the organization identified in subsection 2.3(b)(1) the principal business of which is to perform on a regular and continuing basis management functions for an organization identified in subsection 2.3(b)(3), 2.3(b)(4) or 2.3(b)(5);

                           (3)   an organization for which management
                     functions are performed;

                           (4) all organizations aggregated in accordance with Code Sections 414(b), 414(c), 414(m) or 414(o) with the organization identified in subsection 2.3(b)(3); and

                           (5) all organizations ("first organizations") related to any organization identified in subsection 2.3(b)(3) or 2.3(b)(4) if the organization identified in subsection 2.3(b)(3) or 2.3(b)(4) and the first organizations would be related persons pursuant to Code Section 144(a)(3) and the organization identified in subsection 2.3(b)(3) or 2.3(b)(4) performs management functions for the first organizations.

               2.4 "Authorized Leave of Absence" means any absence authorized by an Employer under the Employer's standard personnel practices. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee returns to employment with the Employer with reemployment rights provided by law.

               2.5 "Beneficiary" means the person or persons designated by a Participant or the Plan, as applicable, in accordance with the provisions of subsection 5.1, 5.2 or 5.3 to receive any benefits which shall be distributable under the Plan on account of the Participant's death.

               2.6 "Board of Directors" means the board of directors of the Company.

               2.7 "Break In Service" means a twelve consecutive month period during which a person has less than 500 Hours of Service and a Termination of Employment. For the purpose of determining Credited Service before completion of a Year of Eligibility Service, such twelve consecutive month period shall be the Eligibility Computation Period. For all other purposes, such twelve consecutive month period shall be the Plan Year. Notwithstanding the foregoing, for the purpose of determining Vesting Service for Plan Years commencing before January 1, 1987, each Plan Year in which the Member was not performing services for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group on the last day of the Plan Year shall be a Break In Service.

               2.8 "Code" means the Internal Revenue Code of 1986 as now in effect or hereafter amended. References to any section of the Code shall be deemed to include similar sections of the Code as renumbered or amended.

               2.9 "Committee" means the individuals serving under the Plan from time to time pursuant to appointment by the Board of Directors of the Company in accordance with the provisions of the Plan, which Committee shall be responsible for the general administration of the Plan as set forth in the provisions of the Plan.

               2.10 "Commonly Controlled Entity" means a corporation, trade or business if it and an Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code, under common control as defined in Section 414(c) of the Code or required to be aggregated with an Employer under
          Section 414(o) of the Code; provided, however, that solely for purposes of subsection 4.8 and of subsection 2.49 when used in subsection 4.8, the standard of control under Sections 414(b) and 414(c) of the Code shall be deemed to be "more than 50%" rather than "at least 80%."

               2.11 "Company" means Chicago and North Western Railway Company, a Delaware corporation, called the Chicago and North Western Transportation Company, through May 5, 1994, or any successor thereto that adopts the Plan.

               2.12 "Company Contribution Base" means consolidated net income of the Company before Employer contributions under the Plan, expenses of the incentive compensation plan for executives or management, and income taxes, payable and deferred, excluding prior period and extraordinary items and unusual or infrequent items as determined by the Company in accordance with generally accepted accounting principles and as reported on the Company's financial statements to its stockholders and excluding or including such items as the Board of Directors of the Company on or before the date the contribution is made, may designate to be other items which do not reflect ordinary, normal and recurring items of the Company during the Plan Year; provided, however, if the Board of Directors of the Company fails to make such designation before the date the contribution is made, then such items shall not be excluded or included.

               2.13 "Credited Service" means all Years of Eligibility Service; provided that, in the event a person has a Break In Service his Years of Eligibility Service prior to the Break In Service will not be credited until such person has completed a Year of Eligibility Service after the Break In Service.

               2.14 "Disability" means a physical or mental incapacity resulting from personal injury or sickness which, in the opinion of the Committee, prevents a Participant or an Inactive Participant from performing the duties assigned to him by the Employer, will be permanent or of long and continued duration, and causes the Participant's or Inactive Participant's employment with Employer to terminate.

               2.15  "Effective Date" means January 1, 1989.

               2.16 "Eligibility Computation Period" means a twelve consecutive month period beginning on the date on which a person performs his first Hour of Service for the Employer, any Commonly Controlled Entity or Affiliated Service Group provided, however, that if a person has a Break In Service, the Eligibility Computation Period shall be a twelve consecutive month period beginning on the date a person performs his first Hour of Service after such Break In Service.

               2.17  "Employee" means any employee of Employer -

                     (i) whose rate of pay is not negotiated under a collective bargaining agreement, or

                     (ii) whose fringe benefits are not negotiated under a collective bargaining agreement;

          excluding non-resident aliens employed by Employer and rendering service to an Employer outside of the United States. An employee who is receiving benefits under or who is placed on Employer's long-term disability plan on or after January 1, 1984 shall not be treated as an Employee until he returns as a full time employee. A person who is a "leased employee" of an Employer, as determined under Code Section 414(n)(2), shall not be an Employee.

               2.18 "Employee Elected Matched Contribution Account" means that portion of the Member's Net Balance Account which evidences the value of a Participant's Employee Elected Matched Contributions, which are contributions elected by the Participant in accordance with the provisions of subsection 4.1(a)(1) to be made on the Employee's behalf by the Employer pursuant to the Employee's election to have his compensation reduced and Code
          Section 401(k) salary reduction contributions which were matched under the CNW Corporation Profit Sharing and Retirement Savings Plan before January 1, 1989 (and which shall be separately accounted for), and which are matched by Employer Contributions under the provisions of subsections 4.2(b)(1) and 4.2(b)(3), including increases to (or decreases in) the net worth of the Trust Fund attributable thereto.

               2.19 "Employee Elected Unmatched Contribution Account" means that portion of a Member's Net Balance Account which evidences the value of a Participant's Employee Elected Unmatched Contributions, which are contributions elected by the Participant in accordance with the provisions of subsection 4.1(a)(2) to be made on the Employee's behalf by the Employer pursuant to the Employee's election to have his compensation reduced and which are not matched by Employer contributions and Code Section 401(k) salary reduction contributions which were made under the CNW Corporation Profit Sharing and Retirement Savings Plan before January 1, 1989 (and which shall be separately accounted for), including increases to (or decreases in) the net worth of the Trust Fund attributable thereto.

               2.20 "Employee Matched Contribution Account" means that portion of the Member's Net Balance Account which evidences the value of a Participant's own contributions which were permitted under the Plan before January 1, 1983 and which were matched by Employer Contributions under the Plan before January 1, 1983, including increases to (or decreases in) the net worth of the Trust Fund attributable thereto.

               2.21 "Employee Unmatched Contribution Account" means that portion of the Member's Net Balance Account which evidences the value of a Participant's own contributions which were permitted under the Plan or the CNW Corporation Profit Sharing and Retirement Savings Program before January 1, 1987 and which were not matched by Employer Contributions, including increases to (or decreases in) the net worth of the Trust Fund attributable thereto.

               2.22 "Employer" means the Company and any Commonly Controlled Entity which pursuant to Section 9 elects to adopt the Plan and the Trust.

               2.23 "Employer Contribution" means contributions to the Plan by Employers pursuant to subsection 4.2(a) or 4.3.

               2.24 "Employer Contribution General Account" means all the Member's Employer Contributions allocated to Participant's accounts pursuant to subsections 4.2(b) under the Plan or under the CNW Corporation Profit Sharing and Retirement Savings Program (excluding Employer Matching Contributions allocated to the Participant's accounts pursuant to subsections 4.2(b)(1) and 4.2(b)(3) or 4.3 for Plan Years beginning after December 31, 1982, Employee Elected Matched Contributions and Employee Elected Unmatched Contributions) and increases or decreases in the net worth of the Trust Fund attributable thereto.

               2.25 "Employer Matching Contribution Account" means the portion of the Member's Net Balance Account which evidences the value of his Employer Contributions (excluding Employee Elected Matched Contributions and Employee Elected Unmatched Contributions) and Remainders which have been credited to the Member's Net Balance Account under the Plan pursuant to subsections 4.2(b)(1), 4.2(b)(3) and 4.3 for Plan Years beginning after December 31, 1982 and increases or decreases in the net worth of the Trust Fund attributable thereto.

               2.26 "Family Member" means an individual's spouse, lineal ascendant or lineal descendant and the spouses of such lineal ascendants and descendants including such relationships created by legal adoption. An individual who is a Family Member on any day of the Plan Year shall be a Family Member for the entire year.

               2.27 "Five-Percent Owner" means an employee who owns (or is considered as owning within the meaning of Section 318 of the
          Code) more than five percent of the outstanding stock or stock possessing more than 5 percent of the total combined voting power of the Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group as provided in Section 416(i)(1)(B)(i) of the Code.

               2.28 "Former Participant" means a Participant or Inactive Participant who has a Termination of Employment but continues to have an account in the Plan.

               2.29 "Hardship" means an immediate and heavy financial need of a Participant which may not be met by other resources reasonably available to the Member as determined by the Committee and applied to all Members in a nondiscriminatory manner.

               2.30 "Highly Compensated Employee" means, for a Plan Year, a Participant who performs services for an Employer, Commonly Controlled Entity or member of an Affiliated Service Group during such Plan Year and who

                     (a) during the Plan Year preceding the Plan Year for which the determination is being made ("Preceding Plan Year"):

                           (1)   was at any time a Five-Percent Owner;

                           (2)   received Pay in excess of $81,720 (for
                     1989 and increased for cost of living adjustments in future years as provided in Code Section 414(q)(1));

                           (3)   receives Pay in excess of $54,480 (for
                     1989 and increased for cost of living adjustments in future years as provided in Code Section 414(q)(1)) and is a member of the Top Paid Group;

                           (4) was at any time an officer of an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group and received Pay in excess of 50 percent of the amount in effect under Code Section 415(b)(1)(A) ($98,064 in 1989, as adjusted in accordance with Section 415(d) of the Internal Revenue
                     Code); provided that, notwithstanding anything to the contrary in this subsection 2.30, no more than 50 employees shall be treated as officers for any Plan Year; or

                     (b) during the Plan Year for which the determination is being made:

                           (1)   is described in subsections 2.30(a)(1),
                     (2) or (4); and

                           (2) is one of the 100 employees of the group consisting of the Employers, Commonly Controlled Entities or members of an Affiliated Service Group who received the most compensation from such entities; or

                     (c) for purposes of this subsection 2.30, the Pay of any Highly Compensated Employee who is one of the ten (10) most highly paid employees of the Employer, its Commonly Controlled Entities or member of an Affiliated Service Group determined (without regard to this subsection 2.30(c)) or of any employee described in Section 2.30(a) or (b) with respect to such group of entities shall include any Pay of a Family Member of such Highly Compensated Employee and such Family Member shall not be treated as an employee for purposes of this subsection 2.30.

          The Plan Administrator may elect for any Plan Year to determine the Highly Compensated Employees for such year by substituting "$54,480" (in 1989, adjusted in subsequent years as determined in accordance with regulations issued by the Secretary of the Treasury or his delegate) for "$81,720" (in 1989, adjusted in subsequent years as determined in accordance with regulations issued by the Secretary of the Treasury or his delegate) in subsection 2.30(a)(2) and ignoring subsection 2.30(a)(3).

               2.31  "Hour of Service" means

                     (a) each hour for which a person is paid directly or indirectly, or entitled to payment, by the Employer, Commonly Controlled Entity or member of an Affiliated Service Group,

                           (1)   for performance of duties;

                           (2)   on account of a period of time during
                     which no duties were performed, provided that, except as herein otherwise expressly provided, no more than 501 Hours of Service shall be credited for any single continuous period during which a person performs no duty, and provided that no hours of service shall be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws, or for reimbursement of medical expenses; and

                           (3)   for which back pay, irrespective of
                     mitigation of damages, is awarded or agreed to by the Employer or Commonly Controlled Entity, provided that no more than 501 Hours of Service shall be credited any single continuous period of time during which a person did not or would not have performed duties.

                     (b) The determination of Hours of Service for reasons other than the performance of duties shall be in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(b), and Hours of Service shall be credited to computation periods in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(c).

                     (c) To the extent not credited above, for each calendar month during which an Employee is receiving pay under Employer's salary continuance plan, for the purposes of the Plan, such Employee shall be deemed to have the number of Hours of Service equal to such Employee's Hours of Service for the month immediately preceding the date such Employee was placed on Employer's salary continuance plan.

                     (d) To the extent not credited above, for periods of absence from work on account of Parental Leave, an Employee shall be credited with:

                           (1) the Hours of Service which normally would have been credited to such individual but for the Parental Leave, or

                           (2) eight (8) Hours of Service per day of such absence if the Plan is unable to determine the Hours of Service which would have been credited to such individual but for the Parental Leave.

                     An Employee's Hours of Service for absence on account
               of Parental Leave shall not exceed the lesser of 501 Hours of Service or the number of Hours of Service as shall be needed to prevent a Break In Service in the Eligibility Computation Period (for purposes of determining Credited Service) or in the Plan Year (for other purposes) in which the Parental Leave commenced; provided that if such Hours of Service are not needed to prevent a Break In Service in the Eligibility Computation Period or in the Plan Year in which absence because of a Parental Leave commenced, and the Parental Leave continues into the next following Eligibility Computation Period or Plan Year, then such Hours of Service shall be credited in the Eligibility Computation Period or Plan Year next following the Eligibility Computation Period or Plan Year in which such absence commenced if needed to prevent a Break In Service therein.

                     (e) Notwithstanding the foregoing, for the purpose of determining Participant's Years of Vesting Service, Hours of Service shall include hours of service determined as if each Affiliated Service Group were a Commonly Controlled Entity.

                     (f) Each Employee who is paid on a salaried basis shall be credited with 95 Hours of Service for each semi-monthly payroll period during which such Employee has any Hours of Service.

               2.32 "Inactive Participant" means a person who has been a Participant but currently does not qualify as an Employee and who continues to be Employed by an Employer or a Commonly Controlled Entity.

               2.33 "Investment Committee" means the committee appointed by the board of directors of the Company to carry out the duties of the Investment Committee under the CNW Corporation Master Trust.

               2.34 "Member" means a Participant, an Inactive Participant or a Former Participant.

               2.35 "Member's Net Balance Account" means the separate account maintained in the Plan in accordance with the provisions of the Plan for each Member which represents his total proportionate interest in the Trust Fund as of any Accounting Date or Valuation Date, and which consists of the sum of his Employee Matched Contribution Account, his Employee Elected Matched Contribution Account, his Employee Elected Unmatched Contribution Account, his Employee Unmatched Contribution Account, his Post-1986 Employee Matched Contribution Account, his Post-1986 Employee Unmatched Contribution Account, his Employer Contribution General Account and his Employer Matching Contribution Account accumulated under the Plan or the CNW Corporation Profit Sharing and Retirement Savings Program ("Accounts"). A Member's Net Balance Account at any time during a Plan Year (except on a Valuation Date or Accounting Date) shall be the value of such Participant's Accounts as adjusted in accordance with Section 6.6 as of the immediately preceding Valuation Date or, if later, Accounting Date and on a Valuation Date or Accounting Date it shall be the value of such Accounts as adjusted in accordance with Section 6.6 on that Valuation Date or Accounting Date.

               2.36 "Non-highly Compensated Employee" means an employee of an Employer, Commonly Controlled Entity or Affiliated Service Group who is not a Highly Compensated Employee or a Family Member of a Highly Compensated Employee.

               2.37  "Normal Retirement Age" means a person's:

                     (1)   65th birthday; or

                     (2)   age as of the date of his involuntary
               termination without cause as determined by the Committee in accordance with established Employer personnel policies, if such termination occurs on or after his 60th birthday;

                     (3) solely for the purpose of the Plan, 60th birthday if such person has at least 5 years of service; or

                     (4) age as of the date of his voluntary termination with eligibility to receive a pension pursuant to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until
               May 5, 1994).

               2.38 "OAI Rate" means the greater of 5.7 percent or the percentage equal to the portion of the rate of tax under Code

          Section 3111(a) as in effect at the beginning of the Plan Year which is attributable to old-age insurance.

               2.39 "Parental Leave" means a period during which an individual is absent from work for any period:

                     (1)   by reason of the pregnancy of the individual;

                     (2) by reason of the birth of a child of the individual;

                     (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or

                     (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

               An absence from work shall not be a Parental Leave unless the individual furnished the Committee such timely information as may reasonably be required to establish that the absence from work was for one of the reasons specified above and the number of days for which there was such an absence. Nothing contained herein shall be construed to establish an Employer policy of treating a Parental Leave as an Authorized Leave of Absence for any purposes other than the crediting of Hours of Service as provided in subsection 2.31.

               2.40 "Participant" means any person who has met the eligibility requirements of the Plan.

               2.41  "Pay" means

                     (a) the total amount of compensation paid to an Employee while a Participant by an Employer in each Plan Year as reportable on federal income tax withholding
               Form W-2 (including pay under an Employer's salary continuance plan) increased by the Employee Elected Matched Contributions and Employee Elected Unmatched Contributions, if any, but reduced by any cash compensation paid in lieu of vacation pay in a Plan Year to the extent such cash compensation causes the Participant to receive annual cash compensation (excluding bonus and incentive compensation) in excess of the amount of annual cash compensation such Participant would have received in such year if he were paid one twenty-fourth of his annual compensation for each pay period for which pay would normally have been paid in the year, any income from stock options or stock appreciation rights benefits including any buyout of option rights by the Company or any Commonly Controlled Entity, any relocation expenses, any non-cash compensation reportable on Form W-2 or any bonus or incentive compensation received in a Plan Year after the Plan Year in which the Participant has a Termination of Employment. If a Participant is transferred from a Commonly Controlled Entity or member of an Affiliated Service Group which is not an Employer to an Employer, the Pay of the participant for the year of transfer shall not include his pay from the Commonly Controlled Entity or member of an Affiliated Service Group which is not an Employer for the portion of the year prior to such transfer.

                     (b) Notwithstanding subsection 2.41(a), for the purposes of subsection 4.8 and Section 7, (i) Pay shall include a Participant's total compensation paid to an Employee by the Employer, any Commonly Controlled Entity and member of an Affiliated Service Group in the Plan Year including any income on the Member's Form W-2 attributable to stock appreciation rights benefits paid in cash to such Member and excluding Employee Elected Matched Contributions, Employee Elected Unmatched Contributions, any other elected contributions under Code Section 401(k) to a Related Plan or other contributions to a Related Plan which are not included in a Participant's taxable income in the year in which contributed, amounts realized from the exercise of a non-qualified stock option, compensation taxable under
               Section 83 of the Code, amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option and other amounts which receive a special tax benefit.

                     (c) Notwithstanding subsections 2.41(a) and 2.41(b) for purposes of subsections 2.30, 4.1(c), 4.1(d), 4.1(e) and 4.5, Pay shall mean Pay as defined in subsection 2.41(b) increased by a Participant's Employee Elected Contributions, and any elected deferred contributions made for the Participant under any other Related Plan which provides for deferrals under Code Section 401(k) or elected contributions excluded from gross income pursuant to a cafeteria plan under Code Section 125 maintained by an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group.

                     (d) Effective for Plan Years commencing on or after January 1, 1989, and before January 1, 1994, Pay shall not exceed $200,000, adjusted for the cost of living as provided in Code Section 401(a)(17). Effective for Plan Years beginning on or after January 1, 1994, Pay shall not exceed $150,000, adjusted for cost of living as provided in Code
               Section 401(a)(17). In determining whether a Participant's Pay exceeds the applicable amount above, the Pay of each Five-Percent Owner and of each Participant who is one of the ten Highly Compensated Employees paid the greatest compensation (determined before the aggregation of the Pay of any family member pursuant to Code section 414(q)(6)) shall include the Pay of such Participant's spouse and lineal descendants who have not attained age 19 before the end of the Plan year.

               2.42  "Plan Year" means the calendar year.

               2.43 "Post-1986 Employee Matched Contribution Account" means that portion of the Member's Net Balance Account which evidences the value of a Participant's own contributions which are permitted under subsection 4.1(b)(1) or were permitted under the CNW Corporation Profit Sharing Program before January 1, 1989, including increases to (or decreases in) the net worth of the Trust Fund attributable thereto.

               2.44 "Post-1986 Employee Unmatched Contribution Account" means that portion of the Member's Net Balance Account which evidences the value of a Participant's own contributions which are permitted under subsection 4.1(b)(2) or under the CNW Corporation Profit Sharing and Retirement Savings Program before January 1, 1989 including increases to (or decreases in) the net worth of the Trust Fund attributable thereto.

               2.45 "Qualified Domestic Relations Order" means a Qualified Domestic Relations Order as defined in subsection 12.2.

               2.46 "Qualified Joint and Survivor Pension" means an immediate monthly pension payable for life to a Member who is married at the annuity commencement date and, upon the Member's death, if the Member's spouse survives the Member, a monthly pension payable to the Member's spouse for life equal to 50 percent of the pension previously payable to the Member. The amount of such Qualified Joint and Survivor Pension shall be the Actuarial Equivalent of the vested Member's Net Balance Account which shall be transferred to the Chicago and North Western Railway Company Supplemental Pension Trust (called the Chicago and North Western Transportation Company Supplemental Pension Trust until May 5, 1994) and the Member's Qualified Joint and Survivor Pension shall be paid therefrom in accordance with the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994). If a Member is not married at the annuity commencement date, "Qualified Joint and Survivor Pension" means an immediate monthly pension payable to the Member for life.

               2.47 "Railroad Retirement Excess Pay" means, with respect to each Plan Year, the Participant's Pay in excess of the Railroad Retirement Taxable Wage Base.

               2.48 "Railroad Retirement Taxable Wage Base" means, for any Plan Year, (a) the maximum amount of compensation which may be considered wages subject to an employer tax for such year under the Federal Railroad Retirement Act as defined in Section 3221(b) of the Code as in effect at the beginning of the Plan Year ("Railroad Retirement Tier II Tax"), and (b) with respect to periods during which a Participant is receiving benefits under the Employer's salary continuance plan, the maximum amount of compensation of such Participant which is subject to an employer tax for such year under the Railroad Retirement Tier II Tax.

               2.49 "Related Plan" means any other qualified defined contribution plan or qualified defined benefit plan (as defined in Section 415(k) of the Code) maintained by an Employer, a Commonly Controlled Entity or an Affiliated Service Group, respectively called a "Related Defined Contribution Plan" and "Related Defined Benefit Plan."

               2.50 "Remainder" means the amount that remains in the Employer Contribution Account of a Participant who has a Termination of Employment before he is entitled to one hundred percent thereof, after determining the distribution to which he is entitled, and which is forfeited by the Member in accordance with subsection 5.9 hereof. Remainders are reallocated to accounts of Members as provided in subsections 4.2(b), 5.9 and
          5.15 hereof.

               2.51 "Required Beginning Date" means April 1 of the calendar year following:

                     (a) for a Member who reaches age 70-1/2 prior to January 1, 1988, the later of:

                           (1) the calendar year in which he reaches age 70-1/2, or

                           (2) if the Member is not a Five-Percent Owner at any time during the Plan Year ending with or within the calendar year in which he attains age 70-1/2 or any of the four (4) prior Plan Years, the calendar year in which he has a Termination of Employment; provided that if any such Member becomes a Five-Percent Owner during any Plan Year after he attains age 70-1/2, the "Required Beginning Date" for such Member shall be the April 1 of the calendar year following the calendar year in which such Plan Year ends, and

                     (b) for a Member who reaches age 70-1/2 on or after January 1, 1988, the calendar year in which the Member reaches age 70-1/2.

               2.52 "Social Security Excess Pay" means, with respect to each Plan Year, the Participant's Pay in excess of the Social Security Taxable Wage Base.

               2.53 "Social Security Taxable Wage Base" means, for any Plan Year, the maximum amount of compensation which may be considered wages subject to an employer tax for purposes of determining F.I.C.A. tax liability as defined in Section 3121(a) of the Code as determined for the calendar year which includes the first day of the Plan Year.

               2.54 "Surviving Spouse's Pension" means an immediate monthly pension payable in accordance with subsection 5.5 to the surviving spouse of a Member who dies before the commencement of benefits hereunder in accordance with subsection 5.3. The amount of such Surviving Spouse's Pension shall be the Actuarial Equivalent of the vested portion of the Member's Net Balance Account which shall be transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994) and paid to the Surviving Spouse therefrom.

               2.55 "Termination of Employment" means upon the occurrence of the following: (i) resignation, (ii) discharge,
          (iii) Disability, (iv) death, (v) retirement or (vi) the last day of the Plan Year, in the case of a person who ceases to be actively employed during a Plan Year and who is not actively employed as of the last day of the Plan Year (except in the case of a person on sick leave, on a period of Authorized Leave of Absence, receiving benefits under an Employer's salary continuance plan or is placed on Employer's long-term disability plan unless it is determined that such person has a Disability). The transfer of an Employee from the employment of one Employer (or a Commonly Controlled Entity or member of an Affiliated Service Group) to another Employer (or a Commonly Controlled Entity or member of an Affiliated Service Group) shall not be a Termination of Employment.

               2.56  "Top Paid Group" means

                     (a) For purposes of subsection 2.30(a)(3), the Top Paid Group in a Plan Year is the top 20%, ranked by Pay, of all employees of the Employer, Commonly Controlled Entity or member of an Affiliated Service Group who provide services for the Employer, Commonly Controlled Entity or member of an Affiliated Service Group during the Plan Year determined by excluding:

                           (1) employees who are described in either (A) or (B):

                                 (A)   (I)   employees who have completed
                                 less than six (6) consecutive months of
                                 service for an Employer;

                                       (II)  employees who normally work
                                 less than 17-1/2 hours per week for at
                                 least 50% of the total weeks worked by
                                 such Employee during the year; or

                                       (III) employees who normally work
                                 less than one day during six (6) calendar months during any year; and

                                 (B)   employees who have failed to
                           complete age or service requirements established by the Employer that are shorter or lower than those described in (A)(I), (II), or (III) respectively, such requirements to be applied on a consistent and uniform basis;

                           (2) employees who are nonresident aliens and who receive no earned income (within the meaning of Code Section 911(d)(2)) from the Employer that constitutes U.S. source income (as described in Code
                     Section 861(a)(3)); and

                           (3) employees who are included in a unit of employees covered by a collective bargaining agreement if (i) 90% (or such lesser percent as the Secretary of the Treasury shall by applicable Regulations or rulings permit) of the employees of the Employer are included in units of employees covered by collective bargaining agreements and (ii) the Plan covers only employees not covered by such collective bargaining agreements unless the Company elects not to exclude such Employees.

                     (b) An individual who is excluded under subsection 2.56(a)(1)(A) and (B) for purposes of determining the number of employees in the Top Paid Group, shall nonetheless be included in such Top Paid Group if he is in the top 20% of the employees of all Employers, Commonly Controlled Entities and members of any Affiliated Service Group who provided services for the Employer or Commonly Controlled Entity for the Plan Year.

               2.57 "Trust" means the CNW Corporation Master Trust and any amendment thereto.

               2.58 "Trustee" means the trustee or trustees selected for the Trust to hold and administer the Trust Fund, or any successor thereto.

               2.59 "Trust Fund" means all securities, money and other property held by the Trustee under the Trust for the Plan.

               2.60 "Valuation Date" means the last day of each quarter of each Plan Year (i.e., the last day of March, June and September) other than an Accounting Date and such additional dates as the Committee shall from time to time specify, and, with respect to Funds D and E and such subsequently designated Funds as are invested primarily in mutual funds, such additional dates as may be provided by such Fund.

               2.61  "Vesting Service" means the total Years of Vesting
          Service.

               2.62 "Year of Eligibility Service" means an Eligibility Computation Period during which a person is employed by an Employer, a Commonly Controlled Entity or an Affiliated Service Group and during which such person has not less than 1000 Hours of Service.

                     A person who, on or after January 1, 1985 becomes an Employee by virtue of an Employer acquiring personnel and/or operations of any other corporation, trade or business shall receive credit for Years of Eligibility Service prior to the date of such acquisition only if, and to the extent, the Board of Directors of the Company so provides.

               2.63 "Year of Vesting Service" means a Plan Year during which a person is employed by the Employer (or any Commonly Controlled Entity or member of an Affiliated Service Group) during which such person has not less than 1000 Hours of Service, excluding:

                     (a)   for Participants who have one or more
               consecutive Breaks In Service none of which occurred before January 1, 1985, each Year of Vesting Service before the Break In Service, if no portion of the Member's Employer Contribution General Account was vested before the Break In Service and if the number of consecutive Breaks In Service equals or exceeds five consecutive Breaks In Service and for Participants who have one or more consecutive Breaks In Service at least one of which occurred before January 1, 1985, each Year of Vesting Service before the Break In Service, if no portion of the Member's Employer Contribution General Account was vested before the Break In Service and if the number of consecutive Breaks In Service equals or exceeds the number of Years of Vesting Service before the Break In Service; and

                     (b) for purposes of determining the vested portion of the Participant's Employer Contribution General Account accrued before five consecutive Breaks In Service, Vesting Service after such Breaks In Service.

                      Section 3.  Eligibility and Participation

               3.1 Eligibility and Participation. Each Employee who was a Participant in the Chicago and North Western Transportation Company Profit Sharing and Retirement Savings Program or the CNW Corporation Profit Sharing and Retirement Savings Program on the day before the Effective Date shall continue to be a Participant under the Plan. Each Employee who transfers from the employment of a Commonly Controlled Entity to the employment of an Employer shall immediately become a Participant on the day he becomes an Employee; provided that such Employee shall not become a Participant before the January 1 or July 1 coincident with or next following his completion of one year of Credited Service. Each other Employee shall become a Participant as of the January 1 or the July 1 (or such additional dates as the Committee may from time-to-time permit) coincident with or next following his completion of one year of Credited Service.

                     A person who becomes a Participant shall continue to be a Participant as long as he remains an Employee. In the event a Participant's employment conditions change so that he continues to be employed by a Commonly Controlled Entity or a member of an Affiliated Service Group but no longer qualifies as an Employee, he shall become an Inactive Participant as of the date such change occurs. A person who has an account under the Plan but is no longer employed by an Employer, a Commonly Controlled Entity or a member of an Affiliated Service Group shall be a Former Participant. In the event an Inactive Participant's employment conditions change, or a Former Participant who has not had a Break In Service is reemployed, so that he again qualifies as an Employee, he shall again become a Participant as of the date such change or reemployment occurs. Notwithstanding any of the foregoing, any person who has a Break In Service shall, on the day following his completion of one Year of Credited Service following such Break In Service, become a Participant retroactively to the day such Participant resumes employment.

               3.2 Eligibility and Participation by Employees of Employers Other Than The Company. In the event that an Employer other than the Company adopts the Plan and the Trust, as of the effective date of such adoption, the Plan shall be applicable to each Employee of such Employer who, as of such date has completed at least one year of Credited Service.

               3.3 Military Service. If, after the performance of an Hour of Service, a person enters the military services of the United States and subsequently reenters the service of the Employer under any statute granting reemployment rights to persons in the armed forces, such person shall be deemed to have been on an Authorized Leave of Absence.

                      Section 4.  Employee Elected Contributions
                              and Employer Contributions

               4.1 Participants' Elections and Contributions. Participants may elect (i) Employee Elected Contributions, including, as defined in subsection 4.1(a), Employee Elected Matched Contributions and Employee Elected Unmatched Contributions, and/or (ii) Post-1986 Employee Contributions, including, as defined in subsection 4.1(b), Post-1986 Employee Matched Contributions and Post-1986 Employee Unmatched Contributions as follows:

                     (a) Employee Elected Contributions. Employee Elected Contributions may be elected by any Participant in accordance with this subsection 4.1 with respect to Pay, including Pay (other than bonus and incentive compensation received in the Plan Year following the Plan Year in which the Participant has a Termination of Employment) received after the Participant's Termination of Employment. A Participant may elect to have the Employer make Employee Elected Contributions commencing on the January 1 or July 1 on which he first becomes a Participant or on any January 1 thereafter or on such other dates as the Committee shall from time to time permit, by filing with Employer a form (furnished by the Committee) therefor at least 30 days, or such lesser period as the Committee may from time to time permit, before such date, if at such time he is an Employee. The Participant's election shall be an election to reduce the amount of his Pay from 2% to 15% in increments of 1% which shall be treated as Employee Elected Matched Contributions and Employee Elected Unmatched Contributions as follows:

                           (1) Employee Elected Contributions of 2%, 3%, 4% or 5% of Pay shall be treated as Employee Elected Matched Contributions and shall be matched by Employer Matching Profit Sharing Contributions; and

                           (2) Employee Elected Contributions in excess of 5% of Pay shall be treated as Employee Elected Unmatched Contributions.

                     (b) Post-1986 Employee Contributions. Post-1986 Employee Contributions may be made by any Participant in accordance with this subsection 4.1 with respect to Pay including Pay (other than bonus and incentive compensation received in the Plan Year following the Plan Year in which the Participant has a Termination of Employment) received after the Participant's Termination of Employment. A Participant may make Post-1986 Employee Contributions commencing on the January 1 or July 1 on which he first becomes a Participant or on any January 1 thereafter or on such other dates as the Committee shall from time to time permit, by filing with the Employer a form (furnished by the Committee) therefor at least 30 days, or such lesser period as the Committee may from time to time permit before such date, if at such time he is an Employee. The Participant's contribution choice shall be to have an amount from 2% to 15% of Pay withheld from Pay in increments of 1% which shall be treated as Post-1986 Employee Matched Contributions and Post-1986 Employee Unmatched Contributions as follows:

                           (1) Post-1986 Employee Contributions of 2%, 3%, 4% or 5% of Pay shall be treated as Post-1986 Employee Matched Contributions and shall be matched by Employer Matching Profit Sharing Contributions;

                           (2) Post-1986 Employee Contributions in excess of 5% of Pay shall be treated as Post-1986 Employee Unmatched Contributions.

                     In no event shall the total of the amounts (i) elected
               under subsection 4.1(a)(1) and (ii) contributed under subsection 4.1(b)(1) which are matched by Employer Matching Profit Sharing Contributions exceed 5% of a Participant's Pay. In no event shall the total of Employee Elected Contributions and Post-1986 Employee Contributions exceed 15% of a Participant's Pay.

                     For purposes of making the Employer Matching Profit
               Sharing Contribution, Employee Elected Matched Contributions shall be matched first and, to the extent permitted by the limits of this subsection 4.1, then Post-1986 Employee Matched Contributions shall be matched.

                     (c) Limit on Employee Elected Contributions. Notwithstanding anything to the contrary herein, the sum of the amount of a Participant's Employee Elected Contributions and of his elected deferrals under any Related Defined Contribution Plan for a Plan Year shall not exceed $7,627, in 1989 (as adjusted in accordance with Code Section 402(g)(5) ("Limit on Employee Elected Contributions")). Any Employee Elected Contributions over the Limit on Employee Elected Contributions elected by a Participant shall be treated as Post-1986 Employee Contributions. The Committee may apply the Limit on Employee Elected Contributions by permitting elections of any permissible percentage of Pay until the limit is met during a given taxable year or may apply the limit pro rata on a monthly or other periodic basis permitting Employee Elected Contributions only up to the ratable portion of the Limit on Employee Elected Contributions in each period.

                     (d)   Changes in Elections and Payment of
               Contributions. Adjustments in the amount of any Participant's Employee Elected Contributions or Post-1986 Employee Contributions may be made by the Participant effective as of any January 1 or such additional dates as the Committee shall from time to time permit by filing with his Employer a form (furnished by the Committee) therefor at least 30 days, or such lesser period as the Committee may from time to time permit, before the date on which such adjustment is effective. The Employee Elected Contributions shall be paid by the Employer to the Trustee for deposit in the Trust Fund at such time as the Company shall from time to time determine but not later than 30 days after the last day of the Plan Year.

                     A Participant's Employee Elected Matched
               Contributions, Employee Elected Unmatched Contributions, Post-1986 Employee Matched Contributions and Post-1986 Employee Unmatched Contributions shall be credited to his Employee Elected Matched Contribution Account, Employee Elected Unmatched Contribution Account, Post-1986 Employee Matched Contribution Account and Post-1986 Employee Unmatched Contribution Account, respectively, in the Plan at such times as the Committee shall deem advisable or necessary; provided however, as of each Accounting Date and Valuation Date on which a distribution to which a Member becomes entitled is to be determined, a Member's account shall reflect all Employee Elected Matched Contributions, Employee Elected Unmatched Contributions, Post-1986 Employee Matched Contributions and Post-1986 Employee Unmatched Contributions with respect to Pay which he has received as of the date of such distribution.

                           (e) Discontinuance, Reduction or Withdrawal of Employee Elected and Post-1986 Employee Contributions.

                           (1) A Participant may elect to discontinue his Employee Elected Contribution election and his Post-1986 Employee Contribution election at any time prospectively, by filing with his Employer a form (furnished by the Committee) therefor at least thirty days or such lesser period as the Committee in a uniform and nondiscriminatory manner may from time to time permit, before the date as of which he desires such discontinuance to become effective.

                           (2) A Participant who ceases to qualify as an Employee, but who continues to be employed by an Employer, shall become an Inactive Participant, and have his Employee Elected Contributions and Post-1986 Employee Contributions discontinued, effective as of the date of such change of employment status.

                           (3)   A person whose Employee Elected
                     Contributions and Post-1986 Employee Contributions, if any, are discontinued under paragraph (1) above may elect to have the total of his Employee Elected Contributions or Post-1986 Employee Contributions resumed, effective as of any January 1 or July 1 following 6 months after the date such contributions were discontinued by filing with Employer a form (furnished by the Committee) therefor at least 30 days, or such lesser period as the Committee in a uniform and nondiscriminatory manner from time to time permits, before such date, if at that time he qualifies as an Employee.

                           A person whose Employee Elected Contributions or
                     Post-1986 Employee Contributions are discontinued under subsection 4.1(e)(2) shall have his Employee Elected Contributions or Post-1986 Employee Contributions resumed in the first pay period next following the date on which he again becomes a Participant under subsection 3.1.

                           (4) A Participant who files application for a withdrawal distribution under subsection 5.4(a), (b),
                     (c) or (d) shall have his Employee Elected
                     Contributions and his Post-1986 Employee Contributions discontinued as of the date of such distribution; provided however that the aforementioned contributions shall not be discontinued on account of a distribution to an alternate payee made in accordance with a Qualified Domestic Relations Order. Any Member who receives a withdrawal distribution under subsection
                     5.4 may elect to have his Employee Elected
                     Contributions and his Post-1986 Employee Contributions resumed effective as of any January 1 or July 1 following 12 months after such distribution, by filing with the Employer a form (furnished by the Committee) therefor at least 30 days, or such lesser period as the Committee may from time to time permit, before such date, if at that time he qualifies as a Participant.

                     (f) Former Participants. A Former Participant shall have any Employee Elected Contributions and Post-1986 Employee Contributions he is making as a Participant discontinued, effective as of the date of his Termination of Employment.

                     A Former Participant who does not have a Break In
               Service and who is reemployed by Employer shall have his Employee Elected Contributions and Post-1986 Employee Contributions resumed in the first pay period next following the date on which he becomes a Participant under subsection 3.1.

                     (g) Notwithstanding the provisions of subsection 4.1(a) and (b), the following restrictions shall apply:

                           (1)   If any amounts of Employee Elected
                     Contributions, Post-1986 Employee Contributions or the elections with respect thereto for any Participant or group of Participants are reasonably believed by the Committee to be in excess of the amounts permitted under subsection 4.5 or 4.6, the Committee shall, in accordance with uniform and non-discriminatory rules from time to time established by the Committee, reduce the amount of such contributions and elections.

                           (2)   The Committee may, in accordance with
                     uniform and nondiscriminatory rules it establishes from time to time, require that Participants who are Highly Compensated Employees for the Plan Year make elections with respect to Employee Elected Contributions or Post-1986 Employee Contributions following and/or preceding the completion of such elections by the Participants who are not Highly Compensated Employees and the Committee may (A) limit the amount by which each Participant who is a Highly Compensated Employee may elect to reduce his Pay or contribute and (B) permit each Participant who is not a Highly Compensated Employee to elect to reduce his Pay or contribute within higher limits than those for Highly Compensated Employees, to the extent the Committee determines it is helpful to satisfy the requirements of subsection 4.5 or 4.6.

                           (3) For purposes of administering subsections 4.1(g)(1) and 4.1(g)(2), the Committee may treat the Plan and any Related Plan which contains a cash or deferred arrangement as one plan.

                     (h) Employee Unmatched Contributions. No Employee Unmatched Contributions may be made after December 31, 1986. Any Employee Unmatched Contributions made to the Plan before January 1, 1987 shall remain credited to the Participant's Employee Unmatched Contribution Account and shall be invested and distributed in the manner provided for Employee Unmatched Contribution Accounts hereunder.

               4.2   Employer Contributions and Allocations.

                     (a) Contributions of Employers. For each Plan Year each of the Employers shall contribute to the Plan, in addition to the amount of contributions elected by

               Participants who are Employees of the Employer in accordance with subsection 4.1 for the Plan Year, an amount equal to the difference between (i) the greater of (1) or (2) plus
               (ii) any amount designated in (3) minus (iii) the amount specified in (4) below:

                                 (1)   An amount equal to the lesser of the
                           amount specified in (A) and (B) below:

                                       (A)   5% of the Company Contribution
                                 Base for the Plan Year; or

                                       (B)   $2,500,000, or, if greater, an
                                 amount equal to $2,500,000 times a
                                 fraction, the numerator of which is the
                                 Bureau of Labor Statistics Consumer Price
                                 Index for April of the Plan Year and the denominator of which is the Bureau of Labor Statistics Consumer price Index for April, 1975. For purposes of determining the numerator of the fraction for Plan Years 1980 and subsequent years the Bureau of Labor Statistics Consumer Price Index shall be 'CPI-W', or if such index is changed, replaced or eliminated, the Bureau of Labor Statistics Consumer Price Index which the Committee in its sole discretion determines to be most similar in characteristics to the Consumer Price Index used for the immediately preceding Plan Year.

                                 (2)   An amount equal to 20% of the
                           Employee Elected Matched Contributions and the Post-1986 Employee Matched Contributions of each Eligible Member who is an Employee of the Company for purposes of subsection 4.2(b)(1) below for that Plan Year.

                                 (3)   An amount equal to such amount of
                           discretionary profit sharing contributions as the Board of Directors shall in its discretion determine.

                                 (4)   An amount equal to the sum of
                           (i) the estimated aggregate amount of reductions which would be made, in accordance with subsection 4.8 with respect to Eligible Members, as defined in subsection 4.2(b), who are Employees of the Company, to Employer
                           Contributions (excluding Employee Elected
                           Matched Contributions and Employee Elected

                           Unmatched Contributions) and Remainders if the full amount determined under subsection 4.2(a)(1) or (2) were contributed to the Plan and (ii) the estimated aggregate amount of reductions which would be made because of subsection 2.41(d) with respect to Eligible Members, as defined in subsection 4.2(b), who are Employees of the Company, to Employer Contributions (excluding Employee Elected Matched Contributions and Employee Elected Unmatched Contributions) and Remainders if the full amount determined under subsection 4.2(a)(1) or (2) were contributed to the Plan. Such amount shall be a reasonable estimate of the amount of such Employer Contribution reductions based on the information available on the date Employer Contributions are made to the Trustee.

                           (b) Allocation of Contributions and Remainders of Employers. The Employer Contributions specified under subsection 4.2(a)(1) or (2), whichever is greater, increased by any contributions made to the Trust pursuant to Section 4.2(a)(3), reduced by the amount specified in subsection 4.2(a)(4) and any Remainders with respect to Member's Net Balance Accounts of Participants who were Employees of the Company that are to be reallocated under subsections
                     5.9 and 5.15, shall be allocated, subject to the provisions of subsection 4.8, as of the last day of the Plan Year for which such contributions are to be made and in which such Remainders occur to each Member who is an Employee of the Company and who is a Participant or Inactive Participant as of that date, a Former Participant who has a Termination of Employment during the Plan Year on or after his Normal Retirement Age or because of Disability or death or on account of a Force Reduction, as defined in subsection 5.9(a), a Participant who during such Plan Year transferred from the employment of the Company or Employer to the employment of a Commonly Controlled Entity which is not an Employer (such persons to be referred to collectively for purposes of this subsection 4.2(b) as "Eligible Members") and for purposes of subsections 4.2(b)(1) and (3), "Eligible Member" shall also include each Former Participant who had a Termination of Employment during the Plan Year who had Employee Elected Matched Contributions or Post-1986 Employee Matched Contributions for the Plan Year, in the following manner:

                                 (1)   First Matching Allocation.  An
                           amount equal to the amount of Employer Matching Profit Sharing Contributions determined under subsection 4.2(a)(2) shall be allocated and credited as of the last day of such Plan Year to the Employer Matching Contribution Accounts of Eligible Members who made Employee Elected Matched Contributions or Post-1986 Employee Matched Contributions during such Plan Year. Such amount shall be credited to such accounts of such Members in the proportion that the sum of the Employee Elected Matched Contributions and Post-1986 Employee Matched Contributions of each such Member for such Plan Year bears to the sum of such Employee Elected Matched Contributions and Post-1986 Employee Matched Contributions of all such Members for such Plan Year.

                                 (2)   Integrated Allocation.  An amount
                           shall be allocated and credited to the
                           Participant's Employer Contribution General
                           Account of each Eligible Member who received
                           Railroad Retirement Excess Pay for the Plan
                           Year, equal to the lesser of (i) the amount of Employer Contributions and Forfeitures for the Plan Year remaining to be allocated after the allocations made in accordance with subsection 4.2(b)(1) multiplied by a fraction the numerator of which is the amount of the Eligible Member's Railroad Retirement Excess Pay and the denominator of which is the total amount of all Eligible Member's Railroad Retirement Excess Pay or (ii) an amount equal to 11.4 percent of the Railroad Retirement Excess Pay of each such Eligible Member.

                                 (3)   Second Matching Allocation.  An
                           amount equal to the amount determined under the formula in subsections 4.2(a)(2) or such lesser amount as may be available after subsections 4.2(b)(1) and 4.2(b)(2) are applied shall be allocated and credited as of the last day of such Plan Year to the Employer Matching Contribution Accounts of Eligible Members who made Employee Elected Matched Contributions or Post-1986 Employee Matched Contributions during the Plan Year. Such amount shall be credited to such accounts of such Members in the proportion that the sum of the Employee Elected Matched Contribution and Post-1986 Employee Matched Contribution of each such Member for such Plan

                           Year bears to the sum of such Employee Elected Matched Contributions and Post-1986 Employee Matched Contributions of all such Members for such Plan Year.

                                 (4)   Residual Allocation.  Any remaining
                           amount contributed under subsection 4.2(a) shall be allocated and credited as of the last day of such Plan Year to the Employer Contribution General Accounts of Eligible Members, in the proportion that the Pay of each such Member for such Plan Year bears to the Pay of all such Members for such Plan Year.

                     (c) Employer Contributions Limited by Deductibility. In no event shall the annual Employer Contribution exceed the maximum amount which is deductible for federal tax purposes for a contribution to the Plan for such Plan Year.

               4.3 Employer Special Section 401(k) Contributions. For each Plan Year, the Company, by action of its Board of Directors, may elect to have the Company and the other Employers make a contribution to the Plan on or before the last day of the next Plan Year, in such amounts (if any) as the Board of Directors may determine, which shall be allocated to the Employer Matching Contribution Account of those Participants who for the Plan Year are Non-highly Compensated Employees in proportion to the amount of each such Participant's Employee Elected Matched Contributions and Employee Elected Unmatched Contributions for the Plan Year. If the Company elects to make such a contribution, each Employer shall contribute a fractional portion thereof, the numerator of which is the sum of the Employee Elected Matched Contributions and the Employee Elected Unmatched Contributions for such Plan Year of the Eligible Members employed by the Employer, and the denominator of which is the sum of the Employee Elected Matched Contribution and Employee Elected Unmatched Contributions for the Plan Year of all such Eligible Members.

               4.4   Deadline for Employer Special Section 401(k)
          Contributions. Employer Special Section 401(k) Contributions for each Plan Year shall be delivered to the Trustee on or before the last day of the next Plan Year.

               4.5 Restrictions on Employee Elected Contributions, Post-1986 Employee Contributions and Employer Matching Profit Sharing Contributions.

                     (a) Actual Deferral Percentage. The Actual Deferral Percentage ("ADP") for a specified group of Participants for a Plan Year shall be the average of 100 times the result (calculated separately for each Participant in such group) obtained by dividing the amount of Employee Elected

               Contributions and, to the extent that the Committee in its discretion so determines, Employer Special Section 401(k) Contributions and Employer Matching Contributions, actually allocated to each such Participant for such Plan Year by the Employee's Pay for the Plan Year. As soon as practicable after the end of the Plan Year, the Committee shall calculate the ADPs for the Plan Year for the group of Participants who are eligible to make elections under subsection 4.1 for the Plan Year and who are Highly Compensated Employees and for the group of such Participants who are Non-highly Compensated Employees. If a Related Plan which contains a cash or deferred arrangement and the Plan are treated as one plan for purposes of Sections 401(a)(4) or 410(b) of the Code, such plans shall be treated as one arrangement under subsections 4.5(a) and 4.5(b). If a Highly Compensated Employee is a participant under a cash or deferred arrangement under the Plan and a Related Plan, such plans shall be treated as one arrangement for purposes of determining the actual deferral percentage for such Participant.

                     (b) Required ADP Test and Adjustment. The ADP for the group of Participants who are eligible to make elections under subsection 4.1 and who are Highly Compensated Employees for the Plan Year shall not exceed both (1) and
               (2) ("Required ADP Test") below:

                           (1)   the ADP for the Non-highly Compensated
                     Employees who are eligible to make elections under subsection 4.1 for the Plan Year multiplied by 1.25, or

                           (2)   the lesser of (A) the ADP for the
                     Non-highly Compensated Employees who are eligible to make elections under subsection 4.1 for the Plan Year multiplied by 2 or (B) the ADP for the Non-highly Compensated Employees plus 2%.

               If the Required ADP Test for a Plan Year is not met, and if the Company does not elect to have Special Section 401(k) Contributions with respect to the Plan Year sufficient to result in the ADP of the Highly Compensated Employees not exceeding both the amounts in subsections 4.5(b)(1) and (2), then the Committee shall reduce Employee Elected Contributions (first Employee Elected Unmatched Contributions and, then, Employee Elected Matched Contributions) that Participants who are Highly Compensated Employees have deferred (by reducing first the Employee Elected Contributions of the Participant with the highest Actual Deferral Percentage to equal that of the Highly Compensated Employee with the next highest Actual Deferral Percentage and repeating such reductions until the ADP for the Highly Compensated Employees does not exceed the amount in both subsections 4.5(b)(1) and 4.5(b)(2)).

                     Employee Elected Contributions of those Participants
               who are Highly Compensated Employees which are reduced in accordance with the foregoing in order for the Plan to comply with the Required ADP test shall be recharacterized as Post-1986 Employee Contributions. Such excess contributions and any income allocable to such contributions shall be recharacterized as the Participant's Post-1986 Employee Contributions and credited to the Participant's Post-1986 Employee Matched Contribution Account to the extent the limits on such contributions under subsection 4.1(b)(1) would not be exceeded and, any additional amounts shall be placed in his Post-1986 Employee Unmatched Contribution Account to the extent the limits on such contributions under subsection 4.1(b)(2) would not be exceeded; provided that such recharacterized contributions are not required to be reduced pursuant to subsection 4.5(d). If such excess Employee Elected Contributions cannot be recharacterized within the limits of subsection 4.5(d), such excess Employee Elected Contributions and any income allocable to such contributions in accordance with subsection 4.7 shall be distributed to the Participant as soon as reasonably possible but not later than the end of the Plan Year following the Plan Year for which such contributions were made.

                     (c) Actual Contribution Percentage. The Actual Contribution Percentage ("ACP") for a specified group of Participants for a Plan Year shall be the average of 100 times the result (calculated separately for each Participant in such group) obtained by dividing (1) the sum of Post-1986 Employee Matched Contributions, Post-1986 Employee Unmatched Contributions, Employer Matching Contributions, Employer Special Section 401(k) Contributions (the latter two to the extent elected by the Committee and to the extent not used in the calculation of the Required ADP Test) and, to the extent that the Committee in its discretion so elects, Employee Elected Contributions actually paid to the Plan for each such Participant for such Plan Year by (2) the Employee's Pay for the Plan Year. As soon as practicable after the end of the Plan Year, the Committee shall calculate the ACPs for the Plan Year for the group of Participants who are eligible to make elections under subsection 4.1 for the Plan Year and who are Highly Compensated Employees and for the group of Participants who are Non-highly Compensated Employees. If a Related Plan to which employee contributions or matching contributions are made and the Plan are treated as one plan for purposes of Sections 401(a)(4) or 410(b) of the Code, such plans shall be treated as one plan under subsections 4.5(c) and 4.5(d).

               If a Highly Compensated Employee is eligible to participate in a Related Plan to which matching contributions or employee contributions are made, all such plans shall be treated as one plan for purposes of determining the actual contribution percentage for such Participant.

                     (d) Required Actual Contribution Percentage Test and Adjustment. The ACP for the group of Highly Compensated Employees, as defined in paragraph (f), for any Plan Year shall not exceed both (1) and (2) ("Required ACP Test"), below:

                           (1)   the ACP for the Non-highly Compensated
                     Employees multiplied by 1.25, and

                           (2)   the lesser of (A) the ACP for the
                     Non-highly Compensated Employees multiplied by 2 or
                     (B) the Contribution Percentage for the Non-highly Compensated Employees plus 2%.

               If the Required ACP Test for a Plan Year is not met, and if the Company does not elect to have Special Section 401(k) Contributions with respect to the Plan Year sufficient to result in the ACP of the Highly Compensated Employees not exceeding both the amounts in subsections 4.5(b)(1) and (2), then the Committee shall reduce Post-1986 Employee Contributions that Participants who are Highly Compensated Employees may defer (by reducing first the Post-1986 Employee Contributions of the Participant with the highest Actual Contribution Percentage to equal that of the Highly Compensated Employee with the next highest Actual Contribution Percentage and repeating such reductions until the ACP for the Highly Compensated Employees does not exceed the amount in both subsections 4.5(d)(1) and 4.5(d)(2)). Such excess and any income allocable thereto as determined in accordance with subsection 4.7 shall be distributed to the Participant not later than the December 31 of the Plan Year after the Plan Year with respect to which such contributions were made.

                     (e) Excess Deferrals. If the sum of a Participant's Employee Elected Contributions under the Plan and his elected deferrals under any other 401(k) plan exceed the Limit on Employee Elected Contributions as defined in subsection 4.1(c) for a taxable year, ("Excess Deferrals") the Participant may not later than March 1 following the close of such taxable year (or, such later date as may be permitted by the Committee) allocate such Excess Deferrals among the plans to which they were made and not later than April 15 following the close of such taxable year, any amount so allocated to the Plan shall be distributed to the Participant. If a Participant is a participant in any plan described in Code Section 403(b) under which the Participant makes elective deferrals, the limit on Employee Elected Contributions shall be determined for purposes of this subsection 4.5(e) in accordance with the provisions of Code Sections 402(g)(4) and 402(g)(8) with respect to any Participant who participates in a plan described in Section 403(b) or who is a qualified employee in a plan of a qualified organization (as defined in Code Section 402(g)(8)) for a calendar year.

                     (f) Reductions of Employer Matching Contributions. If Employee Elected Matched Contributions for a Plan Year are reduced in accordance with subsection 4.5(b) or 4.5(e) or if Post-1986 Employee Matched Contributions are reduced in accordance with subsection 4.5(d) and such contributions are distributed to the Participant, any Employer Matching Contributions allocated with respect thereto (and any income allocable thereto in accordance with subsection 4.7) shall be reduced and distributed to the Participant not later than the last day of the following Plan Year.

               4.6 Multiple Use of Alternative Limitations. If after any reduction provided for in subsection 4.5 is made, the average ADP of Highly Compensated Employees exceeds the amount in subsection 4.5(b)(1) but does not exceed the lesser of the amounts in subsection 4.5(b)(2) and the average ACP of Highly Compensated Employees exceeds the amount in subsection 4.5(d)(1) but does not exceed the lesser of the amounts in subsection 4.5(d)(2), the sum of the average ADP and the average ACP for a Plan Year, of the Highly Compensated Employees who are Participants (i) shall not exceed the greater of (a) or (b), where:

                     (a)   is the sum of (1) plus (2), where:

                           (1)   is one hundred and twenty-five percent
                     (125%) of the greater of (A) the ADP for such Plan Year of the Non-highly Compensated Employees who are Participants, or (B) the ACP for such Plan Year of such Non-highly Compensated Employees; and

                           (2) is two (2) plus the lesser of the amount determined under subsection 4.6(a)(1)(A) or the amount determined under subsection 4.6(a)(1)(B), but in no event shall this amount exceed two hundred percent (200%) of the lesser of the amount determined under subsection 4.6(a)(1)(A) or the amount determined under subsection 4.6(a)(1)(B).

                     (b)   is the sum of (1) plus (2), where:

                           (1)   is one hundred and twenty-five percent
                     (125%) of the lesser of (A) the ADP for such Plan Year of the Non-highly Compensated Employees who are Participants, or (B) the ACP for such Plan Year of such Non-highly Compensated Employees; and

                           (2) is two (2) plus the greater of the amount determined under subsection 4.6(b)(1)(A) or the amount determined under subsection 4.6(b)(1)(B), but in no event shall this amount exceed two hundred percent (200%) of the greater of the amount determined under section 4.6(b)(1)(A) or the amount determined under subsection 4.6(b)(1)(B).

          The Committee may establish, from time to time, such rules, restrictions and limitations as it may deem appropriate to insure that the greater of (a) and (b) is not exceeded. If the Committee determines that the reduction or disallowance of Member elections or Employee Elected Contributions is necessary with respect to Highly Compensated Employees, the Committee may reduce or disallow Employee Elected Contributions and the income thereon as determined pursuant to subsection 4.7 for such Highly Compensated Employees, including elections for Employee Elected Contributions already made for the Plan Year, as provided in subsection 4.5(b) or 4.5(d).

               4.7 Allocation of Income. Income equal to the sum of the amounts determined under (a) and (b) below shall be allocated to and distributed with any amounts distributed to a Member pursuant to subsections 4.5(b), 4.5(d) or 4.6 as follows:

                     (a) Income for Plan Year. Income for a completed Plan Year with respect to contributions distributed in accordance with subsection 4.1(c), 4.5(b), 4.5(d) or 4.6 shall equal the income for the Plan Year allocable to a Member's Net Balance Account for such contributions (taking the contributions allocated to each different type of Account, separately) multiplied by a fraction the numerator of which is the amount of such Contributions so distributed and the denominator of which is the total of such account balance as of the last day of the Plan Year reduced by all earnings and gains and increased by all losses allocable to such accounts for the Plan Year.

                     (b) Income for Period Between End of Plan Year and Distribution. Income for the period between the end of a Plan Year and the date of a distribution pursuant to subsection 4.1(c), 4.5(b), 4.5(d) or 4.6 shall equal the product of the number of calendar months which have elapsed since the end of the preceding Plan Year and the date of the distribution multiplied by 10 percent multiplied by the income allocated to such distributed amounts under subsection 4.7(a). For the purpose of determining the number of calendar months which have elapsed, a distribution occurring on or before the fifteenth day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth day will be treated as having been made on the first day of the next month.

                     (c) Allocation of Distributed Income to Accounts. Income distributed with any amounts distributed to a Participant pursuant to subsection, 4.5(b), 4.5(d) or 4.6 shall reduce the income allocated to a Member's Employee Elected Contribution Account or Employer Matching Contribution Account, in accordance with subsection 6.6, in an amount equal to the total amount of such income distributed.

               4.8   Limitations on Contributions.

                     (a) Notwithstanding the provisions of subsections 4.1, 4.2 and 4.3 hereof, for any Plan Year the "Annual Additions" of any Member shall not exceed the lesser of
               (1) 25 percent of the Member's Pay or (2) the greater of $30,000 or 25 percent of the dollar limitation in effect under Code Section 415(b)(1)(A) for the Plan Year ($98,064 in 1989, adjusted in subsequent years for cost of living adjustments determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate pursuant to the provisions of Code Section 415(d)) ("Maximum Annual Addition").

                     (b)   "Annual Additions" means the sum of:

                           (1)   Employer Contributions and Remainders
                     allocated to the Member's accounts pursuant to the provisions of subsection 4.2 or 4.3.

                           (2)   Employee Elected Matched Contributions.

                           (3)   Employee Elected Unmatched Contributions.

                           (4) All Employer contributions and forfeitures allocated to such Member under any other defined contribution plan of the Employer (or of a Commonly Controlled Entity or member of an Affiliated Service Group).

                           (5)   Solely with respect to the limitation
                     under subsection 4.8(a)(2) contributions allocated to any individual medical account (as defined in Code
                     Section 401(h)) which is part of a defined benefit plan maintained by an employer as provided in Code
                     Section 415(l) and any amount attributable to post-retirement medical benefits allocated to an account established under Code Section 419(e)(1).

                           (6)   Post-1986 Employee Matched Contributions.

                           (7) Post-1986 Employee Unmatched Contributions and the Member's employee contributions under any other plan of the Employer (or Commonly Controlled Entity).

                           (8)   Employer Special Section 401(k)
                     Contributions.

                           Notwithstanding the foregoing, if a Member
               participates in any Related Defined Benefit Plan of the Employer (or Commonly Controlled Entity or member of an Affiliated Service Group), the sum of the "Defined Benefit Plan Fraction" (as defined in subsection 4.8(d)) and the "Defined Contribution Plan Fraction" (as defined in subsection 4.8(d)(1)) for such Member shall not exceed 1.0 (called the "Combined Fraction"). If for any Plan Year the Combined Fraction of a Member exceeds 1.0 after applying any applicable limits on benefits of any such Related Defined Benefit Plans, the Maximum Annual Addition of such Member shall be reduced to the extent necessary to reduce the Combined Fraction of such Member to 1.0.

                     (c) Application of Limitations. If for any Plan Year a Member's actual Annual Additions exceed his Maximum Annual Additions for such Plan Year, such excess (called the "Annual Excess") shall not be contributed to the Trust or, if contributed, shall not be allocated to such Member's accounts, but shall be treated in the following manner:

                           (1)   The Member's share of Employer
                     Contributions and Remainders, if any, allocated under subsection 4.2(b)(4) shall be reduced up to the amount of the Annual Excess.

                           (2)   If any Annual Excess remains after
                     application of paragraph (1), the Member's share of Employer Matching Profit Sharing Contributions and Remainders, if any, allocated under subsection 4.2(b)(3) shall be reduced by the balance of his Annual Excess.

                           (3)   If any Annual Excess remains after
                     application of paragraph (2), the Member's share of Employer Contributions and Remainders, if any, allocated under subsection 4.2(b)(2) shall be reduced by the balance of his Annual Excess.

                           (4)   If any Annual Excess remains after
                     application of paragraph (3), the Member's share of Employer Matching Profit Sharing Contributions and Remainders, if any, allocated under subsection 4.2(b)(1), shall be reduced by the balance of his Annual Excess.

                           (5)   If any Annual Excess remains after
                     application of paragraph (4), the Member's share of Employer Special Section 401(k) Contributions allocated to the Member's account under subsection 4.3 shall be reduced by the balance of his Annual Excess.

                           (6)   If any Annual Excess remains after
                     application of paragraph (5), the Member's Post-1986 Employee Unmatched Contributions shall be reduced by the balance of his Annual Excess. Any reductions in a Member's Post-1986 Employee Unmatched Contributions contributed to the Trust and any earnings thereon shall be refunded to the Member as soon as administratively convenient.

                           (7)   If any Annual Excess remains after
                     application of paragraph (6), the Member's Post-1986 Employee Matched Contributions shall be reduced by the balance of his Annual Excess. Any reductions in a Member's Post-1986 Employee Matched Contributions contributed to the Trust and any earnings thereon shall be refunded to the Member as soon as administratively convenient.

                           (8)   If any Annual Excess remains after
                     application of paragraph (7), the Member's Employee Elected Unmatched Contributions shall be reduced by the balance of his Annual Excess. Any reductions in a Member's Employee Elected Unmatched Contributions contributed to the Trust and any earnings thereon shall be refunded to the Member as soon as administratively convenient.

                           (9)   If any Annual Excess remains after
                     application of paragraph (8), the Member's share of Employee Elected Matched Contributions shall be reduced by the balance of his Annual Excess. Any reductions in a Member's Employee Elected Matched Contributions contributed to the Trust and any earnings thereon shall be refunded to the Member.

                           (10)  If a Member's allocations of Employer
                     Contributions and Remainders are reduced under paragraphs (1) through (5) of subsection 4.8(c), the amount shall be provided to the Member under the

                     Chicago and North Western Railway Company Excess Benefit Retirement Plan (called the Chicago and North Western Transportation Company Excess Benefit Retirement Plan until May 5, 1994) to the extent therein provided.

                     (d) The "Defined Benefit Plan Fraction" applicable to a Participant for any Plan Year is a fraction, the numerator of which is the sum of the Projected Annual Benefit of the Member under all the defined benefit plans of the Employer (and Commonly Controlled Entity or member of an Affiliated Service Group) in which he participates (determined as of the close of the Plan Year) and the denominator of which is the lesser of (i) the product of
               1.25 multiplied by the maximum dollar limitation on a Member's Projected Annual Benefit if the Plan provided the maximum benefit allowable under Code Section 415(b) for such Plan Year, or (ii) the product of 1.4 multiplied by 100% of the Member's Highest Average Compensation.

                     Notwithstanding the above, if the Member was a
               participant in one or more defined benefits plans of the Employer or a Commonly Controlled Entity or member of an Affiliated Service Group which were in existence on July 1, 1982, the denominator of this fraction will not be less than
               1.25 multiplied by the sum of the annual benefits under such plans which the Member has accrued as of December 31, 1982. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code as in effect at the end of the 1982 limitation year.

                     Notwithstanding the above, if the Participant was a
               participant in one or more defined benefit plans maintained by an Employer which were in existence on May 6, 1986, the Participant's maximum annual retirement benefit will not be less than the sum of the annual benefits under such plans which the Participant had accrued as of the last day of the plan year commencing before January 1, 1987, without regard to changes in the terms and conditions of the plans after May 5, 1986 or in the cost of living adjustments occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements under Section 415 of the Internal Revenue Code as in effect at the end of the 1986 limitation year.

                           (1) The "Defined Contribution Plan Fraction" applicable to a member for any Plan Year is a fraction, the numerator of which is the sum of the Member's Annual Additions as of the close of such Plan Year for that Plan Year and for all prior Plan Years under all of the Related Plans in which he participates, and the denominator of which is the sum of the lesser of the following amounts (determined for such Plan Year and for each prior Plan Year of service with the Employer, any Commonly Controlled Entity or member of an Affiliated Service Group regardless of whether a plan was in existence during those years):
                     (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the Plan Year (determined without regard to the special dollar limitation for employee stock ownership plans), or (ii) the product of 1.4 multiplied by twenty-five percent of the Member's Pay for the Plan Year.

                     Notwithstanding the foregoing, at the election of the
               Committee made in accordance with Code Section 415(e)(6) in determining the Defined Contribution Plan Fraction for any Plan Year ending after December 31, 1982, the denominator of the Defined Contribution Plan Fraction with respect to each Member for all Plan Years ending before January 1, 1983 shall be changed to an amount equal to the product of
               (i) the denominator determined as described above for the Plan Year ending in 1982, multiplied by (ii) a fraction, (the "Transition Fraction") the numerator of which is the lesser of (A) $51,875 or (B) 1.4 multiplied by twenty-five percent of the Pay of the Member for the Plan Year ending in 1981, and the denominator of which is the lesser of
               (A) $41,500 or (B) twenty-five percent of the Pay of the Member in the Plan Year ending in 1981.

                     For the purpose of determining the Member's Defined
               Contribution Fraction, any employee contributions made to the Plan or to a Related Plan before January 1, 1987, shall be considered Annual Additions only to the extent that they were counted under the Plan as then in effect. In calculating the Defined Contribution Fraction for Plan Years before January 1, 1989, the $200,000 limit on Pay which became effective on that date shall be ignored.

                           (2)   Definitions

                           (A) "Highest Average Compensation" means the average of a Member's highest Pay for three consecutive Plan Years (determined as of the close of the Plan Year) of employment with the employer (or the actual number of years of employment for those Members who are employed for less than three consecutive years with the employer).

                           (B)   "Projected Annual Benefit" means the
                     annual benefit a Member would receive from employer contributions under a defined benefit plan, adjusted, in the case of any benefit payable in a form other than a single life annuity or a qualified joint and survivor annuity, to the actuarial equivalent of a single life annuity, assuming (i) the Member continued employment until reaching the plan's normal retirement age (or his current age, if later), (ii) his compensation remained unchanged and (iii) all other relevant factors used to determine benefits under the plan remained constant in the future.

               4.9 Deadline for Contributions. Each Employer shall contribute on behalf of each Participant the Employee Elected Contributions and Post-1986 Employee Contributions for each Plan Year to the Trustee, at such time as the Company shall from time to time determine, as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets but not later than the earlier of (1) 90 days from the date on which such amounts would otherwise have been payable to the Active Participant in cash or (2) 30 days after the last day of the Plan Year. Employer Contributions for each Plan Year shall be paid to the Trustee not later than the due date of the Employer's federal income tax return, including any extensions thereof, for the calendar year with which the Plan Year ends.

               4.10 Order of Application of the Limitations of Subsections 4.1(c), 4.5(b), 4.5(d), 4.6 and 4.8. Subsection 4.1(c) shall be first applied to contributions under the Plan, second, subsection 4.5(b) shall be applied to contributions under the Plan, third, subsection 4.5(d) shall be applied to contributions under the Plan, fourth, subsection 4.6 shall be applied to contributions under the Plan and, last, subsection 4.8 shall be applied to contributions under the Plan.

                                 Section 5.  Benefits

               5.1 Payment of Benefits in General. A Participant's benefits under this Plan shall be payable in accordance with the provisions of this Article.

                     (a) If a Member has a Termination of Employment because of retirement on or after his Normal Retirement Age, Disability, or for any other reason other than death, the vested portion of the Member's Net Balance Account shall be payable in accordance with and subject to the limitations of subsection 5.2.

                     (b) If a Member dies, his vested Member's Net Balance Account shall be payable to his surviving spouse if he is married; or to his other Beneficiary or Beneficiaries if he is not married, or if he is married and names a Beneficiary other than his surviving spouse in accordance with subsection 5.3(e) in accordance with and subject to the limitations of subsection 5.3.

                     (c) A Member may elect to receive a withdrawal of all or part of the vested portion of his Member's Net Balance Account in accordance with and subject to the limitations of subsection 5.7.

                     (d)   If a Member is otherwise entitled to a
               distribution on account of retirement on or after Normal Retirement Age, Disability, death or other Termination of Employment, the Committee shall distribute Member's Net Balance Accounts with small vested balances in accordance with and subject to the limitations of subsection 5.8, notwithstanding the provisions of subsections 5.2 and 5.3.

               5.2 Payment of the Vested Portion of the Member's Net Balance Account on Termination of Employment.

                     (a) Automatic Form of Distribution. If a Member has a Termination of Employment for any reason other than the Member's death and

                           (1) if any portion of the Member's Net Balance Account is used to offset benefits in a Related Defined Benefit Plan, unless the Member with his spouse's consent as provided in subsections 5.6 and 5.7, elects to waive the Qualified Joint and Survivor Pension and to receive a lump sum payment or installment payments, as provided in subsection 5.2(b), the vested portion of the Member's Net Balance Account shall be paid in the form of a Qualified Joint and Survivor Pension in accordance with subsection 5.5. Any Member's election to waive the

                     Qualified Joint and Survivor Pension as provided in this subsection 5.2(a)(1) shall apply to his entire Member's Net Balance Account.

                           (2) if no portion of the Member's Net Balance Account is used to offset benefits in a Related Defined Benefit Plan, unless the Member elects in accordance with subsection 5.2(b) to receive benefits in a lump sum or installments, the vested portion of the Member's Net Balance Account shall be distributed to the Member in a lump sum within a reasonable time after the last Accounting Date preceding the Member's Required Beginning Date but before the Required Beginning Date.

                     (b) Optional Forms of Distribution. If a Member has a Termination of Employment for any reason other than the Member's death, he may elect subject to subsection 5.2(a) to have his vested Member's Net Balance Account (determined in accordance with subsection 6.6) and any contributions with respect thereto made to the Trust since the immediately preceding Valuation Date or Accounting Date reduced by any distributions made since such Valuation Date distributed at such time as the Member shall elect in one lump sum, in installment payments or in a combination of both; provided that if a Member elects to receive such distribution before the date of his Termination of Employment, the vested portion of his Member's Net Balance Account will be valued for purposes of a single sum distribution or the first installment distribution as of the Valuation Date or Accounting Date immediately preceding the date of his Termination of Employment and if a Member does not elect before the date of his Termination of Employment to receive a distribution within a reasonable time thereafter, the vested portion of his Member's Net Balance Account will be valued for the purpose of such distribution as of the Valuation Date or Accounting Date which next follows (by at least 30 days or such lesser period as the Committee shall from time to time permit) the date such distribution is requested and will be distributed or commence to be distributed within a reasonable time after such Valuation Date or Accounting Date.

                     (c) Installment Payments. If a Member elects installment payments in accordance with subsection 5.2(b), such installments shall be paid annually, over a period certain, not in excess of the life expectancy of the Member or the joint and last survivor life expectancy of the Member and his Beneficiary determined as provided in subsection 5.2(e), if such Beneficiary is an individual, in an amount at least equal to the vested portion of the Member's Net Balance Account as of the Accounting Date for the Plan Year preceding the Plan Year in which distributions commence divided by the applicable life expectancy.

                     Notwithstanding the foregoing, commencing with the
               Required Beginning Date each installment payment shall be an amount not less than the amount determined by dividing the Member's Net Balance Account as of the Accounting Date immediately preceding the Plan Year for which the payment is being made by the Member's life expectancy or the joint and last survivor life expectancy of the Member and his Beneficiary, as applicable, determined as provided in this subsection; provided that if the Member's Beneficiary is not his spouse:

                           (1) effective for Plan Years commencing before January 1, 1989 the period over which installments are paid shall not be longer than the period which would result in the Member being expected, as of the date benefit payments commence, to receive more than 50 percent (50%) of the value of the vested portion of the Member's Net Balance Account; and

                           (2) effective for Plan Years commencing on or after December 31, 1988, a distribution shall be made for the Plan Year in which the Member attains the age of 70-1/2 by the Required Beginning Date and for each Plan Year thereafter by December 31 of the Plan Year and the distribution shall not be less than the vested portion of the Member's Net Balance Account as of preceding Accounting Date divided by the following applicable divisor:

                             Attained
                         Age of Member on
                     Birthday in Calendar Year         Applicable Divisor

                                 70                           26.2
                                 71                           25.3
                                 72                           24.4
                                 73                           23.5
                                 74                           22.7
                                 75                           21.8
                                 76                           20.9
                                 77                           20.1
                                 78                           19.2
                                 79                           18.4
                                 80                           17.6
                                 81                           16.8
                                 82                           16.0
                                 83                           15.3
                                 84                           14.5
                                 85                           13.8

                                 86                           13.1
                                 87                           12.4
                                 88                           11.8
                                 89                           11.1
                                 90                           10.5
                                 91                            9.9
                                 92                            9.4
                                 93                            8.8
                                 94                            8.3
                                 95                            7.8
                                 96                            7.3
                                 97                            6.9
                                 98                            6.5
                                 99                            6.1
                                100                            5.7
                                101                            5.3
                                102                            5.0
                                103                            4.7
                                104                            4.4
                                105                            4.1
                                106                            3.8
                                107                            3.6
                                108                            3.3
                                109                            3.1
                                110                            2.8
                                111                            2.6
                                112                            2.4
                                113                            2.2
                                114                            2.0
                      115 and older                            1.8

               In no event shall annual installment payments be permitted if the first annual installment payment would be less than $500.

                     (d) Distributions to Disabled Members. If a Member entitled to receive distributions under this subsection 5.2 receives payments under Employer's long term disability plan, distributions shall not commence under this subsection 5.2 until the earlier of the date such Member's payments cease under the Employer's long term disability plan or the date such Member attains age 65; provided however, that, if such Member receives payment under Employer's long term disability plan, prior to the date such Member attains age 65 and if the Member consents, the Committee may distribute from time to time to such Member such portions (or all) of such Member's Net Balance Account as the Committee determines to be necessary for the health, support or maintenance of such Member.

                     (e) Determination of Life Expectancy. The life expectancy of a Member and of his Beneficiary and the joint and last survivor life expectancy of the Member and his Beneficiary shall be determined on the person's birthday in the year in which the Member attains the age of 70-1/2 or for which distributions are otherwise required to commence as of the date installment payments commence pursuant to
               Section 5.2(c) and shall be reduced by one for each calendar year which has elapsed since the date on which such life expectancy or joint and last survivor life expectancy was determined. Except for such annual reductions, a Member's life expectancy or the joint and last survivor life expectancy of the Member and his Beneficiary shall not be subject to subsequent redetermination.

                     (f) Changing Benefit Elections. A Member (with the consent of his spouse as provided in subsection 5.7 if any portion of his vested Member's Account is used to offset benefits in a Related Defined Benefit Plan) may elect to change the method and timing of payments; however, payments shall be made not less rapidly than otherwise permitted in this subsection 5.2.

               5.3   Payment of Vested Member's Net Balance Account on
          Death.

                     (a)   Death of Member before Annuity Starting Date.

                           (1)   Member's Net Balance Account Is Offset
                     Under a Related Defined Benefit Plan. If any portion of the Member's Net Balance Account is used to offset benefits in a Related Defined Benefit Plan and if the Member dies before his vested Member's Net Balance Account has been transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994) in accordance with subsection 5.5 and before the vested portion of his Member's Net Balance Account has been paid or commenced to be paid hereunder, unless the Member elects, with his surviving spouse's consent in accordance with subsection 5.7, or the surviving spouse elects in accordance with subsection 5.6(b) to waive the Surviving Spouse's Pension and to receive the entire vested portion of the Member's Net Balance Account in a lump sum or installments as provided in subsections 5.3(b) or (c), the vested portion of the Member's Net Balance Account shall be paid in the form of a Surviving Spouse's Pension in accordance with subsection 5.5.

                           (2) Member's Net Balance Account is Not Offset Under a Related Defined Benefit Plan. If no portion of the Member's Net Balance Account is used to offset benefits in a Related Defined Benefit Plan and if the Member dies before his vested Member's Net Balance Account has been distributed or has commenced to be distributed and before the Member's Required Beginning Date, the vested portion of the Member's Net Balance Account shall be paid as elected by the Member or his Beneficiary (designated in accordance with subsection 5.3(e)) as provided in subsection 5.3(b) or 5.3(c).

                     (b) Death of Member After Required Beginning Date. Notwithstanding any other provisions of this Plan, or any elections made by the Member or his Beneficiary if a Member dies after his Required Beginning Date, but before the entire vested portion of his Member's Net Balance Account is distributed or transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994), the balance of the vested portion of his Member's Net Balance Account shall be distributed to his surviving spouse or other Beneficiary designated with his spouse's consent in accordance with subsection 5.7 at least as rapidly as under the method of distribution in effect on the date of the Member's death.

                     (c) Death of Member Before Required Beginning Date. Notwithstanding any other provisions of this Plan but subject to subsection 5.3(a)(1) or (2), as applicable, if a Member dies at a time when his benefits are not being paid in the form of a Qualified Joint and Survivor Pension, before the entire vested portion of his Member's Net Balance Account has been distributed and before his Required Beginning Date, the vested portions of his Member's Net Balance Account shall be paid to his Beneficiary within five
               (5) years of the Member's death; except that any part of the vested portion of his Member's Net Balance Account may be paid in installments (i) to his Beneficiary, if his Beneficiary is an individual, over a period not exceeding such individual's life expectancy, (ii) to the extent permitted under applicable regulations or rulings, to a Trust for the benefit of an individual Beneficiary over a period not exceeding such individual's life expectancy or
               (iii) to the extent permitted by applicable regulations or rulings to a trust for the benefit of more than one individual Beneficiary over a period not exceeding the shortest life expectancy of any such individual Beneficiary beginning no later than:

                           (1) the last day of the Plan Year after the Plan Year of the Member's death, or

                           (2)   if later and if the Beneficiary is the
                     Member's surviving spouse, not later than the date on which the Member would have attained the age of 70-1/2 years.

               The period over which the foregoing installment payments may be paid shall be determined based upon the applicable life expectancy of the Beneficiary as determined on his birthday in the year in which benefit payments are required to commence in accordance with this subsection 5.3(c). The amount of each annual installment payment shall be at least as large as the Member's Net Balance Account as of the Accounting Date for the Plan Year preceding the Plan Year of distribution divided by the life expectancy of the Beneficiary determined in accordance with subsection 5.2(e).

                     If the surviving spouse of a Member is the
               Beneficiary, and dies before distributions have begun to the surviving spouse, distributions shall be made not later than nor over a longer period than would be permitted in accordance with the preceding portions of subsection 5.3(c) if the date of the spouse's death were the date of the Member's death.

                     If a Beneficiary has commenced to receive a
               distribution under this subsection 5.3(c), and such Beneficiary dies before the entire vested portion of the Member's Net Balance Account has been distributed, the remainder of the vested portion of the Member's Net Balance Account shall be distributed to the Beneficiary's estate.

                     (d) Payment to Beneficiary. On the death of a Member, the vested portion of the Member's Net Balance Account shall be paid (1) in the form of a Surviving Spouse's Pension, if the Member's Net Balance Account is offset under a Related Defined Benefit Plan, as provided in subsection 5.2(a)(1), or in the form of one lump sum or annual installments as elected by the Member to the Member's surviving spouse, if the Member's Net Balance Account is not so offset, as provided in subsection 5.2(a)(2), or (2) to another Beneficiary or Beneficiaries designated by the Member in accordance with subsection 5.3(e) with his surviving spouse's consent in accordance with subsection 5.7, unless such Beneficiary or Beneficiaries elect (and they are not prohibited by an election of the Member from so electing) to defer or otherwise change the timing or form of the receipt of the vested portion of the Member's Net Balance Account. If the Member's Net Balance Account is not required to be paid in the form of a Surviving Spouse's Pension in accordance with subsection 5.2(a)(1) and if the Member fails to elect a form of payment and his Beneficiary fails to elect a form of payment within a reasonable time after the Member's death, the vested portion of the Member's

               Net Balance Account shall be paid in one lump sum to the Member's Beneficiary.

                     (e)   Designation of Beneficiary.

                           (1) On the death of a Member, whose Member's Net Balance Account is not required to be paid in the form of a Surviving Spouse's Pension in accordance with subsection 5.2(a)(l), after payment of the vested portion of his Member's Net Balance Account has commenced to be paid and before the entire vested portion of his Member's Net Balance Account has been paid from the Plan, if the Member has a surviving spouse, the Trustee shall pay the vested portion of the Member's Net Balance Account (or remaining Member's Net Balance Account, if any) to the Member's surviving spouse, unless the Member (with his spouse's consent in accordance with subsection 5.7) has named another Beneficiary. If the Member does not have a surviving spouse or if the member (with his spouse's consent in accordance with subsection 5.7), has named a Beneficiary other than his surviving spouse the Trustee shall pay the vested portion of the Member's Net Balance Account (or the remaining vested portion of the Member's Net Balance account if any) to his Beneficiary. To the extent the vested portion of the Member's Net Balance Account is payable to his surviving spouse, such spouse shall be treated as the Member's Beneficiary under this Plan.

                           (2) On the death of a Member, whose Member's Net Balance Account is not required to be paid in the form of a Surviving Spouse's Pension in accordance with subsection 5.2(a)(1), before payment of the vested portion of his Member's Net Balance Account has commenced to be paid, has been paid or has been transferred to the Supplemental Pension Plan for payment in the form of a life annuity, in accordance with subsection 5.5, if the Member with his spouse's consent in accordance with subsection 5.7 has waived the Surviving Spouse's Pension, the Member's Beneficiary shall be his surviving spouse unless the Member with the consent of his spouse in accordance with subsection 5.7, designates another Beneficiary or Beneficiaries and the form in which the benefit is to be paid on a Beneficiary Designation Form provided by the Committee which may be changed from time to time by filing a new Beneficiary Designation Form with the Committee. No designation of Beneficiary or change of Beneficiary shall be effective until it has been delivered by the Member to the Committee and a copy of such designation acknowledged by the Committee has been returned to the Member. If a Member is not married or is married but designates, with his spouse's consent in accordance with subsection 5.7, a Beneficiary or Beneficiaries other than his surviving spouse, and if such Member shall fail to file a valid Beneficiary Designation Form, or if all persons designated on the Beneficiary Designation Form shall have predeceased the Member (or, in the case of a Beneficiary other than an individual, shall have ceased to exist prior to the Member's death), the Trustee shall distribute the part of such vested portion of the Member's Net Balance Account which is subject to the Beneficiary Designation Form in one lump sum to the Member's surviving spouse, if any, and, if not, to the Member's estate.

                     (f) Payments to a Minor Child. Any amount paid to a child, in accordance with regulations prescribed by the Secretary of the Treasury, shall be treated as if it had been paid to the Member's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other events as the Secretary of the Treasury may by regulations prescribe).

               5.4 Withdrawals. Withdrawals from the accounts of a Member may be made prior to his Termination of Employment in accordance with this subsection 5.4; provided that if a portion of the Member's Net Balance Account is used to offset benefits in a Related Defined Benefit Plan, such withdrawal shall be distributed in the form of a Qualified Joint and Survivor Pension as provided in subsection 5.5, unless the Member with his spouse's consent in accordance with subsection 5.7 elects to waive the Qualified Joint and Survivor Annuity and to receive such withdrawal in a single payment.

                     (a) Elective Withdrawals of Contributions from the Employee Matched Contribution Account. A Member may at any time file application for a withdrawal distribution of all or any part of his Employee Matched Contributions credited to his Employee Matched Contribution Account, or the value of such withdrawable contributions, if lower, provided that -

                           (1)   such withdrawal shall not include any
                     Employee Matched Contributions that have not been credited to such account for at least 60 months, nor any earnings and gains on Employee Matched
                     Contributions; and

                           (2)   the minimum withdrawal under this
                     paragraph (a) shall be an amount equal to the smaller of (i) 50% of the amount otherwise withdrawable hereunder or (ii) $1,000.

                           In no event shall any Member be permitted to
               make more than one such withdrawal in any Plan Year, unless the Member has incurred a Hardship as determined by the Committee under rules adopted by the Committee and applied to all such Members in a nondiscriminatory manner.

                     (b) Hardship Withdrawal of Contributions from the Employee Matched Contribution Account. A Member who has withdrawn (or who is concurrently applying to withdraw) the maximum amount permitted under paragraph (a) above may at any time file application for a withdrawal distribution of all or any part of his Employee Matched Contributions which have been credited to his Employee Matched Contribution Account for less than 60 months, or the value of such withdrawable contributions, if lower. Such application shall not be approved by the Committee unless the Member has incurred a Hardship as determined by the Committee under rules adopted by the Committee and applied to all such Members in a nondiscriminatory manner. The amount of such withdrawal distribution shall not exceed the amount required to meet the immediate financial need created by Hardship as determined by the Committee, and if approved, shall be paid from the Member's Employee Matched Contribution Account.

                     (c) Withdrawal of Earnings and Gains on Employee Matched Contributions. A Member who has withdrawn (or who is concurrently applying to withdraw) the maximum amount permitted under paragraphs (a) and (b) above may at any time file application for a withdrawal distribution of an amount not more than the net earnings and gains, if any, of the Trust Fund attributable to his Employee Matched Contributions that are then withdrawable under paragraphs (a) and (b) above. Such application shall not be approved by the Committee unless the Member has incurred a Hardship as determined by the Committee under rules adopted by the Committee and applied to all such Members in a nondiscriminatory manner. The amount of such withdrawal distribution shall not exceed the amount required to meet the immediate financial need created by the Hardship, and if approved shall be paid from the Member's Employee Matched Contribution Account.

                     (d) Hardship Withdrawals from Employee Elected Matched Contribution Account, Employee Elected Unmatched Contribution Account, Post-1986 Employee Matched Contribution Account, Post-1986 Employee Unmatched Contribution Account and Employer Contribution Account. A Member who has withdrawn (or who is concurrently applying to withdraw) the maximum amount permitted under paragraphs (a),

               (b), (c) and (f) of this subsection 5.4, if any, may at any time file application for a withdrawal on account of Hardship of all or any part of his Post-1986 Employee Unmatched Contribution Account, Post-1986 Employee Matched Contribution Account, Employee Elected Unmatched Contribution Account, Employee Elected Matched Contribution Account, and the vested portion of his Employer Contribution Account; provided that withdrawals shall be made from the aforementioned accounts in the order listed above and further provided that:

                           (1) No withdrawal on account of Hardship shall be permitted of any portion of a Participant's Employer Contribution Account that is attributable to Employer Contributions and Remainders allocated to him pursuant to subsection 4.2(b)(2) (or an Integrated Allocation made under the CNW Corporation Profit Sharing and Retirement Savings Program for periods before January 1, 1989) (relating to Railroad Retirement Excess Pay or Social Security Excess Pay).

                           (2) The maximum amount withdrawable on account of Hardship shall not exceed the amount required to meet the immediate financial need created by Hardship.

                           (3)   Employer Matching Profit Sharing
                     Contributions (and the earnings and appreciation thereon) and the earnings and appreciation credited to Participants' Employee Elected Matched Contributions and to Employee Elected Unmatched Contributions with respect to periods commencing on or after January 1, 1989, allocated with respect thereto shall not be withdrawn on account of Hardship.

                     (e) Effect of Withdrawals. A Member who receives a withdrawal distribution pursuant to any of subsections 5.4(a), (b), (c) and (d) above shall have any Employee Elected Matched Contributions, Employee Elected Unmatched Contributions, Post-1986 Employee Matched Contributions and Post-1986 Employee Unmatched Contributions he is making discontinued as provided in subsection 4.1(e)(4) effective as of the date of such distribution, but may resume such contributions subject to the provisions of subsection 4.1(e)(4); provided, however, that the aforementioned contributions shall not be discontinued on account of a distribution from a Member's Net Balance Account to an alternate payee in accordance with a Qualified Domestic Relations Order.

                     (f) Withdrawals from the Employee Unmatched Contribution Account. A Member may file application for a withdrawal distribution of all or any part of the credit balance in his Employee Unmatched Contribution Account, at such times and in accordance with such rules as the Committee may establish.

                     (g) Withdrawal at or After Age 60. Any Member who has attained age sixty (60), may file application for a withdrawal distribution of all or any portion of his vested Net Balance Account attributable to Employee Elected Unmatched Contributions and Post-1986 Employee Unmatched Contributions at such times and in accordance with such rules as the Committee may establish.

               5.5 Payment of Life Annuities. If a vested Member's Net Balance Account or a portion thereof is paid in the form of a Qualified Joint and Survivor Pension or if a benefit is paid to a surviving spouse in the form of a Surviving Spouse's Pension, such benefit shall be the Actuarial Equivalent on the annuity commencement date of the vested Member's Net Balance Account or the portion thereof to be paid in such life annuity form. The vested Member's Net Balance Account or the portion thereof to be paid in such life annuity form shall be transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994) as of the annuity starting date and the life annuity form of benefit shall be paid to the Member or his surviving spouse therefrom. Once a Member's Net Balance Account or portion thereof has been transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994), the Member and his Beneficiary shall have no further entitlement to benefits under the Plan with respect to the Member's Net Balance Account or portion thereof so transferred.

               5.6 Qualified Joint and Survivor Pension and Surviving Spouse's Pension. A Member or Surviving Spouse who is to receive benefits in the form of a life annuity in accordance with subsection 5.2(a)(1) or 5.3(a)(1) shall have the right to waive a Qualified Joint and Survivor Pension (such waiver by the Member shall be consented to by the Member's spouse in writing in accordance with subsection 5.7) or Surviving Spouse's Pension, respectively, by delivering written notice to the Committee, at any time within the Applicable Election Period to receive all of such benefits in another form of benefit. If a Member or his Surviving Spouse is to receive benefits in the form of a Qualified Joint and Survivor Pension or Surviving Spouse's Pension as provided in subsection 5.2(a) or 5.3(a) the Committee shall no less than 30 days and no more than 90 days before the annuity starting date provide the Member or his Surviving Spouse, by personal delivery or first class mail, with a written explanation of:

                     (a) the terms and conditions of the Qualified Joint and Survivor Pension or Surviving Spouse's Pension;

                     (b) the Member's or Surviving Spouse's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Pension or Surviving Spouse's Pension;

                     (c) the rights of the Member's spouse to consent to the Member's election to waive the Qualified Joint and Survivor Pension and the effect of consenting to such waiver; and

                     (d) the Member's right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Pension.

                     Any election made by a Member to receive a life
               annuity form of benefit pursuant to this subsection 5.6 may be revoked by such Member (with his spouse's consent in accordance with subsection 5.7) by delivering written notice to the Committee at any time prior to the Member's annuity starting date and, once revoked, may be made again at any time by delivering written notice to the Committee prior to the Member's annuity starting date.

          "Applicable Election Period" means, with respect to a Qualified Joint and Survivor Pension, the 90 day period prior to the annuity starting date and, with respect to the Surviving Spouse's Pension, the period (i) beginning with the first day of the Plan Year in which the Participant attains the age of 35, or, if earlier, the date of the Participant's Termination of Employment, but in no event before the Effective Date and (ii) ending on the earlier of the annuity starting date or the date following the Member's Termination of Employment on which benefits commence to be paid in any form.

               5.7 Spousal Consent to Waiver of Life Annuity or to the Naming of Another Beneficiary.

                     (a) A valid spousal waiver of or consent to the Member's waiver of a life annuity or to the naming of a Beneficiary other than his spouse shall be designated:

                           (1) in writing acknowledging the effect of the consent;

                           (2)   witnessed by a notary public;

                           (3)   effective only with respect to the
                     Beneficiary designated in the waiver or the beneficiary designation unless such consent expressly permits subsequent designations of beneficiaries without further spousal consent; and

                           (4)   effective only for the spouse who
                     exercises the consent;

               provided that notwithstanding the provisions of subsection 5.2, 5.3, 5.4 or 5.6, the consent of a Member's spouse shall not be required if it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

                     (b) To the extent provided in any Qualified Domestic Relations Order (as defined in subsection 12.2), the former spouse of a Member shall be treated as the surviving spouse of such Member for purposes of this subsection 5.7 and providing consent in accordance with this subsection 5.7.

               5.8 Lump Sum Payment without Election. Notwithstanding any provisions of this Section 5 to the contrary, if the Member or Beneficiary is entitled to a distribution due to Member's retirement on or after his Normal Retirement Age, death, Disability or other Termination of Employment, and if the value of the vested portion of a Member's Net Balance Account does not exceed $3,500 at the time of a distribution, the Committee shall, in accordance with uniform and non-discriminatory rules, direct the distribution of such benefit, if any, within a reasonable time following the Valuation Date or Accounting Date coinciding with or next following the date such person is entitled to the distribution regardless of any election or consent of the Member, his spouse or other Beneficiary.

               5.9   Vested Interests.

                     (a) Notwithstanding subsection 5.9(b), a Member shall be 100% vested in his Member's Net Balance Account as of the quarterly Valuation Date or annual Accounting Date coinciding with or immediately preceding his Termination of Employment, if before or on the date of his Termination of Employment he attains his Normal Retirement Age, has a Disability or dies or, for periods before January 1, 1995, if such Member's Termination of Employment was on account of a Force Reduction, as defined in the following sentence. A Participant's Termination is on account of a "Force Reduction" if the Participant voluntarily or involuntarily has a Termination of Employment on account of a reduction of the work force of the Employer as determined and applied by the Employer in accordance with its personnel policies applied in a uniform and non-discriminatory manner.

                     (b) If subsection 5.9(a) does not apply, the vested portion of a Member's Net Balance Account is the sum of:

                           (1) The full adjusted amount (as determined under subsection 6.6) of his Employee Matched Contribution Account, his Employee Elected Matched Contribution Account, his Employee Elected Unmatched Contribution Account, his Post-1986 Employee Matched Contribution Account, his Post-1986 Employee Unmatched Contribution Account and his Employer Matching Contribution Account.

                           (2)   The vested portion of the Member's
                     Employer Contribution General Account shall be determined in accordance with the following table based on his Vesting Service as of the date of such Termination of Employment:

                                 Vesting Service       Vested Portion

                                 Less than 5 years            0%
                                 5 years or more            100%

                           (3)   An amount equal to the full adjusted
                     amount (as determined under subsections 4.1(h) and 6.6) credited to his Employee Unmatched Contribution Account valued as of the Valuation Date or Accounting Date coinciding with or next following Termination of Employment.

                     (c) Any part of a Member's General Employer Contribution Account which is not distributable under this subsection 5.9 because he is not entitled to 100% thereof as above provided, shall be deemed a Remainder as of the last day of the Plan Year in which occurs five consecutive Breaks In Service. Until the unvested portion of the Former Participant's Employer Contribution General Account becomes a Remainder, it shall be held in a separate account for the Participant. Remainders arising during a Plan Year shall be added to the Employer Contributions for such Plan Year and shall be allocated to Members entitled to share in the Employer Contributions at the end of the Plan Year during which the Remainders arose, as provided under subsection 4.2(b). If a Member who had a Termination of Employment on or after January 1, 1987 is reemployed by an Employer, Commonly Controlled Entity or member of an Affiliated Service Group before the occurrence of five consecutive Breaks In Service, that portion of the Member's Employer Contribution General Account, if any, which was not vested at the time of his Termination of Employment shall be reinstated ("Reinstated Amount") to the Member's Employer Contribution General Account as of the last day of the Plan

               Year of reemployment. For amounts which became Remainders in Plan Years commencing in 1985 and 1986, such Reinstated Amounts shall be taken out of Remainders for the Plan Year of reemployment or, if such Remainders are insufficient, out of the earnings of the Trust for the Plan Year of reemployment provided that he is an employee of an Employer, Commonly Controlled Entity or member of an Affiliated Service Group as of the last day of the Plan Year of reinstatement. Thereafter, the vested portion of such Member's Employer Contribution General Account shall be equal to the Reinstated Amount multiplied by the Member's Vested Service.

                     (d) Notwithstanding the foregoing provisions of this subsection 5.9, if a Member is transferred from the employment of an Employer to the employment of another Employer, or to a Commonly Controlled Entity or member of an Affiliated Service Group which is not an Employer, his Employer Contribution Account shall remain in the Plan and the Member shall continue to vest therein based on his employment with such Employer, Commonly Controlled Entity or Affiliated Service Group.

               5.10 Incompetency. Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the care of his estate has been appointed for him; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, of said person, or the Committee may reimburse any person or institution deemed by the Committee to have incurred expenses for such person otherwise entitled to payment. In the event a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any payment made in accordance with this subsection 5.10 shall be a complete discharge of any liability therefor under the Plan.

               5.11  Deduction of Taxes from Amounts Payable.

                     (a) The Trustee may deduct from the amount to be distributed such amount as the Trustee, in its sole discretion, deems proper to protect the Trustee and the

               Trust against liability for the payment of death, succession, inheritance, income, or other taxes, and out of the money so deducted, the Trustee may discharge any such liability and pay the amount remaining to the Member, the Beneficiary or the deceased Member's estate, as the case may be.

                     (b) In the case of an Eligible Rollover Distribution that is subject to the income tax withholding of Section 3405(c) of the Code, if property (other than employer securities) is distributed and the cash in the distribution is not sufficient to satisfy the withholding obligation, the Plan Administrator can sell the property or receive cash from the Participant in amounts sufficient to pay the withholding.

                     (c) The Administrator will not be liable for failing to withhold on an Eligible Rollover Distribution that is not in fact paid to an Eligible Retirement Plan if the Administrator reasonably relied on adequate information provided by the Participant who elected the direct rollover. For purposes of the foregoing provision, adequate information includes the name of the recipient plan, a representation that the recipient plan is an Eligible Retirement Plan, and any other information necessary to accomplish the direct rollover by the means selected for delivery.

               5.12 Deadline for Payment of Benefits. Any provision herein to the contrary notwithstanding, payment of benefits shall commence (unless the Member elects otherwise) not later than the 60th day after the latest of the close of the Plan Year in which
          (1) the Member attains age 65, (2) occurs the 10th anniversary of the date on which the member commenced participation in the Plan, or (3) the Member has a Termination of Employment; provided that in no event shall payment of benefits commence after a Member's Required Beginning Date.

               5.13 Application for Distribution. Each person applying for a distribution under the Plan shall furnish the Committee with such documents, evidence, data or information in support of his eligibility as the Committee considers necessary or desirable. In the event any question or dispute shall arise as to the proper person or persons to whom any payment shall be made, the Committee may authorize the Trustee to withhold such payment until a determination of such question or dispute shall have been made, or until persons seeking such a distribution have provided indemnification in such form, manner and amount as the Committee in its sole discretion shall deem acceptable. The Committee may determine the proper person or persons to whom any benefit hereunder shall be paid, and, in so doing, may act upon such information as on reasonable inquiry it may deem reliable, with respect to heirship, relationship, death, survivorship, identity, financial hardship, or any other fact relative to such determination. The Committee may rely upon any affidavit, certificate, letter or other paper or document believed by it to be genuine, and upon any evidence believed by it to be sufficient; and shall have no liability for distribution made hereunder, if made in good faith.

               5.14 Deferred Payments. The unpaid balance of any part of the Member's Net Balance Account which has not been distributed or transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5,
          1994) shall share in the adjustments to reflect the net worth of the Trust Fund on each Accounting Date and Valuation Date as provided in subsection 6.6.

               5.15 Unclaimed Amounts. Unclaimed amounts shall consist of the amounts of the accounts of Former Participants which are not distributed because of the Plan Administrator's inability, after reasonable search, to locate a Former Participant or Beneficiary within a period of two years after the payment of benefits becomes due. Unclaimed amounts shall be considered as Remainders, shall be allocated as provided in subsection 4.2(b), and shall be deemed to occur as of the end of said two year period. If after such Remainder has been allocated in accordance with subsection 4.2(b), an unclaimed amount is properly claimed by the Former Participant or Beneficiary, the amount necessary to make the payment(s) to the Former Participant or Beneficiary shall be charged against either Remainders or the income and expenses of the Trust for the Plan Year in which such payment(s) are made, as determined by the Plan Administrator. Except as provided above, the accounts of other Participants shall not be re-adjusted on account of such payment(s).

               5.16  Eligible Rollover Distributions.

                     (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover; provided, however, that an eligible rollover distribution of less than $200 shall not be eligible for a direct rollover.

                     (b)   Definitions.

                                 (i)   "Eligible rollover distribution":
                     An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income.

                                 (ii)  "Eligible retirement plan":  An
                     eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                     Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                                 (iii) "Distributee":  A distributee
                     includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                     Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                                 (iv)  "Direct rollover":  A direct
                     rollover is a distribution by the Plan made payable to the trustee of the eligible retirement plan specified by the distributee.

                   Section 6.  Investment Funds, Accounts and Trust

               6.1   Investment Funds.  As of the Effective Date,
          Investment Funds will be maintained by the Trustee for investment purposes, as follows:

                     (a) An Equity Fund, or Fund B, which shall be invested in common stocks, similar equity securities, or other like property including, but not limited to, bank pooled or common funds, mutual funds or insurance company separate accounts invested in such securities.

                     (b) An Insurance Contract Fund, or Fund C, which shall be invested in such contracts issued by an insurance company as shall from time to time be determined by the Board of Directors, including, but not limited to, guaranteed income contracts, group annuity contracts, immediate participation guarantee contracts, or deposit administration contracts.

                     (c) Fund D, which shall be invested primarily in the Windsor Fund maintained by the Vanguard Group of Investment Companies, and which shall consist of separate subaccounts for each Participant any portion of whose Employee Unmatched Contribution Account is invested therein.

                     (d) Fund E, which shall be invested primarily in the Vanguard Money Market Trust - Prime Portfolio maintained by the Vanguard Group of Investment Companies, and which shall consist of separate subaccounts for each Participant any portion of whose Employee Unmatched Contribution Account is invested therein.

                     (e) Such other subsequently-lettered funds as may be established by the Investment Committee each of which shall be invested primarily in one of the mutual funds offered by the Vanguard Group of Investment Companies and shall consist of separate subaccounts for each Participant any portion of whose Employee Unmatched Contribution Account is invested therein, provided such fund records the Trust Fund's investment therein in the form of such separate accounts.

               6.2 Investment Directions. When an Employee becomes a Participant he shall specify, by written notice to the Committee, to which of Funds B and/or C, his Employee Matched Contributions, Employee Elected Matched Contributions, Employee Elected Unmatched Contributions, Post-1986 Employee Matched Contributions, Post-1986 Employee Unmatched Contributions and Employer Contributions will be credited; he may specify such percentages thereof (in increments of 10%) in any one or combination of such Funds. If he fails to so specify, his Employee Matched Contributions, Employee Elected Matched

          Contributions, Employee Elected Unmatched Contributions, Post-1986 Employee Matched Contributions, Post-1986 Employee Unmatched Contributions and Employer contributions shall be credited to Fund C. He may change a direction with respect to his Employee Matched Contributions, Employee Elected Matched Contributions, Employee Elected Unmatched Contributions, Post-1986 Employee Matched Contributions, Post-1986 Employee Unmatched Contributions and Employer Contributions no more frequently than two times per year, as specified by the Committee, and subject to rules imposed by the Committee. A Participant may also specify, by written notice to the Committee, to which of Fund D and/or E and/or such other Fund as may be established by the Committee and designated for such investment, his Employee Unmatched Contributions (made in accordance with the Plan prior to January 1, 1987) will be credited; he may specify the portion of such Employee Unmatched Contributions which will be invested in each of such Funds. If he fails to so specify, his Employee Unmatched Contributions shall be invested in Fund E. A Participant may change his investment direction with respect to his Employee Unmatched Contributions at any time and from time to time by filing a written election with the Committee, subject to such rules and restrictions as the Committee may from time to time impose.

               6.3   Transfers Among Investment Funds.

                     (a) A Participant, Inactive Participant or Former Participant may elect to transfer his balances (excluding his Employee Unmatched Contribution Account balance) among Fund B and Fund C. He may elect that 100% of his balance in his Employer Contribution General Account, Employer Matching Contribution Account, Employee Matched Contribution Account, his Employee Elected Matched Contribution Account, Employee Elected Unmatched Contribution Account, Post-1986 Employee Matched Contribution Account and Post-1986 Employee Unmatched Contribution Account, or any percentage (in increments of 10%) thereof, be invested in any one or combination of Fund B or Fund C. Such transfer may be made no more frequently than two times per year, as specified by the Committee, and subject to rules imposed by the Committee.

                     (b) A Participant, Inactive Participant or Former Participant may elect to transfer his balances among Fund D, Fund E and such other Funds as may be designated by the Committee for investment of Employee Unmatched Contributions. He may elect that 100% of his balance in his Employee Unmatched Contribution Account or any percentage thereof, be invested in any one or combination of Fund D, Fund E, or other Fund designated by the Committee for investment of Employee Unmatched Contributions. Such transfers may be made at any time and from time to time, subject to such rules and restrictions as the Committee may from time to time impose.

               6.4 Investment Income to be Accumulated. The income of each Investment Fund shall be added to that Investment Fund and each Investment Fund shall be invested without distinction between principal and income.

               6.5   Accounts and Records.

                     (a) The Accounts and Records of the Plan shall be maintained by the Committee and shall accurately disclose the status of the accounts of each Member or beneficiary in the Plan. The Trust Fund shall be divided into separate funds designated by letter, which shall respectively be invested as set forth in the Trust.

                           (1) Each Participant shall have the following accounts:

                           (A)   Employee Elected Matched Contribution
                           Account to which shall be credited his Employee Elected Matched Contributions;

                           (B) Employee Elected Unmatched Contribution Account to which shall be credited his Employee Elected Unmatched Contributions;

                           (C) Post-1986 Employee Matched Contribution Account to which shall be credited his Post-1986 Employee Matched Contributions;

                           (D) Post-1986 Employee Unmatched Contribution Account to which shall be credited his Post-1986 Employee Unmatched Contributions;

                           (E)   Employer Contribution Account to which
                           shall be credited and separately accounted for his Employer Matching Contribution Account and Employer Contribution General Account, as defined in subsections 2.25 and 2.24, respectively;

                           (F) Employee Unmatched Contribution Account to which shall be credited his Employee Unmatched Contributions made before January 1, 1987; and

                           (G) Employee Matched Contribution Account to which shall be credited his Employee Matched Contributions made to the Plan before January 1, 1983.

                           The sum of all such accounts shall be identified
                     as his Member's Net Balance Account.

                     (b) Each Member will be advised from time to time, at least once each Plan Year, as to the status of his Member's Net Balance Account.

                     (c)   The total of Members' Employee Matched
               Contribution Accounts, Employee Elected Matched Contribution Accounts, Employee Elected Unmatched Contribution Accounts, Post-1986 Employee Matched Contribution Accounts, Post-1986 Employee Unmatched Contribution Accounts, Employer Matching Contribution Accounts and Employer Contribution General Accounts shall be invested in Fund B and/or Fund C of the Trust Fund or any one or combination thereof. The Employee Unmatched Contribution Account shall be invested in Fund D, Fund E and/or any other Fund established by the Committee for investment of Employee Unmatched Contributions, or any one or combination thereof. The Trust fund shall consist of the separate funds, and each Member shall have an undivided proportionate interest in Fund B and Fund C. Each Member's undivided proportionate interest in each of Fund B and Fund C of the Trust Fund shall be measured by the proportion that his account or accounts in such fund bears to the total accounts of all Members in that fund as of the dates that such interest is being determined. Each Member shall have a separate account in each Fund in which his Employee Unmatched Contribution Account is invested, if the mutual fund in which such Fund is invested maintains its records on an individual account basis (including records maintained by the mutual fund at the request of the Plan Administrator). Each such separate account shall be separately credited with contributions, earnings and gains and charged with losses, expenses and distributions as of each Accounting Date, Valuation Date, and each Additional Valuation Date provided by the mutual fund in which such Fund is invested. If such mutual fund does not maintain its accounts on such basis, then each Member shall have an undivided proportionate interest in such Fund, which interest shall be measured by the proportion that his Employee Unmatched Contribution Account invested in such Fund bears to the total accounts of all Members in that Fund as of the dates that such interest is being determined.

               6.6   Adjustments to Reflect Net Worth of the Trust Fund.

                     (a) Adjustments as of Each Quarterly Valuation Date, Each Annual Accounting Date and Additional Valuation Date. As of each quarterly Valuation Date and Accounting Date, the Committee, before crediting each Member's Employee Matched Contribution Account, Employee Elected Matched Contribution Account, Employee Elected Unmatched Contribution Account,

               Employee Unmatched Contribution Account, Post-1986 Employee Matched Contribution Account and Post-1986 Employee Unmatched Contribution Account, with contributions made before that date and deposited after the immediately preceding Valuation Date, Additional Valuation Date or Accounting Date in Funds B, C, D and E (and such other Funds as may from time to time be established hereunder) and, in the case of an Accounting Date, before crediting the Employer Matching Contribution Account or Employer Contribution General Account with Employer Contributions and Remainders for that Plan Year, shall adjust the net credit balances in the Members' (or their Beneficiaries') accounts, including those accounts not yet fully distributed, in the respective Fund B, Fund C, Fund D, Fund E (or any other
               Fund) upward or downward, pro rata, so that such net credit balances in the accounts will equal the net worth (excluding amounts described herein, then not credited to such account) of the respective Funds of the Trust Fund as of that date, using fair market values as determined by the Trustee and reported to the Committee, after such net worth for the appropriate Fund has been reduced by:

                           (1) Remainders, if any, which have occurred for that Plan Year and which have thus not yet been reallocated and credited to accounts; and

                           (2) any expenses chargeable to the appropriate Fund B, Fund C, Fund D, Fund E (or any other Fund) of the Trust Fund or any Participant's separate account within any of such Funds, which have been incurred but not yet paid from each respective fund of the Trust Fund (or account therein).

                     After this adjustment, Employee Matched Contributions,
               Post-1986 Employee Matched Contributions, Post-1986 Employee Unmatched Contributions, Employee Elected Matched Contributions or Employee Elected Unmatched Contributions made after the immediately preceding Valuation Date, shall be credited to the Members' Employee Matched Contribution Accounts, Employee Elected Matched Contribution Accounts, Employee Elected Unmatched Contribution Accounts, Employee Unmatched Contribution Accounts, Post-1986 Employee Matched Contribution Accounts and Post-1986 Employee Unmatched Contribution Accounts as appropriate, and, in the case of the Accounting Date, the Employer Contributions and Remainders for such Plan Year shall be credited to the Members' Employer Contribution Accounts, provided that Employer Contributions shall not be included in a Member's Employer Contribution Account for purposes of sharing in adjustments described above until the Valuation Date or Accounting Date next following a date not less than three calendar months following the date such Employer Contribution is made.

                     (b)   Determination by the Trustee.  All
               determinations made by the Trustee with respect to fair market values and net worth shall be made in accordance with generally accepted principles of trust accounting, and such determination when so made by the Trustee and any determinations by the Committee based thereon, shall be conclusive and binding upon all persons having an interest in the Plan.

               6.7 Trust. The Company will enter into a Trust with Trustee to establish the Trust Fund. The Trust shall be deemed to form a part of the Plan and any and all rights and benefits which may accrue to any Member or his beneficiaries under the Plan shall be subject to all of the terms and provisions of this Trust.

                           Section 7.  Top Heavy Provisions

               7.1 Application. The definitions in subsection 7.2 shall apply under this Section 7 and the special rules in subsection 7.3 shall apply, notwithstanding any other provisions of the Plan, for any Plan Year in which the Plan is a Top Heavy Plan and for such other Plan Years as may be specified herein.

               7.2 Special Top Heavy Definitions. The following special definitions shall apply under this Section 7.

                     (a) "Aggregate Employer Contributions" means the sum of all Employer Contributions and Remainders under this Plan allocated for a Participant to the Plan and employer contributions and forfeitures allocated for the Participant to all Related Defined Contribution Plans in the Aggregation Group; provided, however, that for Plan Years beginning before January 1, 1985, elected deferrals under this Plan and employer contributions attributable to salary reduction or similar arrangement under Related Defined Contribution Plans shall not be included in Aggregate Employer Contributions and provided further that, for Plan Years which begin after December 31, 1988, Employee Elected Contributions, Employer Contributions and Remainders allocated pursuant to subsections 4.2(b)(1) and 4.2(b)(3) and any Special Section 401(k) Contributions shall not be included for Non-Key Employees.

                     (b) "Aggregation Group" means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless inclusion of Related Plans in the Permissive Aggregation Group in the Aggregation Group would prevent the Plan from being a Top Heavy Plan, in which case "Aggregation Group" means the group of plans consisting of the Plan and each other Related Plan in a Permissive Aggregation Group with the Plan.

                           (1) "Mandatory Aggregation Group" means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years,

                                 (A)   had a participant who was a Key
                           Employee, or

                                 (B)   was necessary to be considered with
                           a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Code Sections 401(a)(4) and Section 410.

                     If the Plan is not described in (A) or (B) above, it shall not be part of a Mandatory Aggregation Group.

                           (2) "Permissive Aggregation Group" means the group of plans consisting of (A) the plans, if any, in a Mandatory Aggregation Group with the Plan, and
                     (B) any other Related Plan, that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Code Sections 401(a)(4) and Section 410. A Related Plan in (B) of the preceding sentence may include a simplified employee pension plan, as defined in Code
                     Section 408(k), and a collectively bargained plan, if when considered as a part of the Aggregation Group such plan does not cause the Aggregation Group to fail to satisfy the requirements of Code Sections 401(a)(4) and Section 410 considering, if the plan is a multiemployer plan as described in Code Section 414(f) or a multiple employer plan as described in Code
                     Section 413(c), benefits under the plan only to the extent provided to employees of the employer because of service with the employer and, if the plan is a simplified employee pension plan, only the employer's contribution to the plan.

                     (c) "Determination Date" means, with respect to a plan year, the last day of the preceding plan year or, in the case of the first plan year, the last day of such plan year. If the Plan is aggregated with other plans in the Aggregation Group, the Determination Date for each other plan shall be, with respect to any plan year, the Determination Date for each such other plan which falls in the same calendar year as the Determination Date for the Plan.

                     (d) "Key Employee" means, for the Plan Year containing the Determination Date, any person or the beneficiary of any person who is an employee or former employee of an Employer, a Commonly Controlled Entity or Affiliated Service Group as determined under Code Section 416(i) and who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years (the "Measurement Period"), is a person described in paragraph (1), (2), (3) or (4), subject to paragraph (5).

                           (1)   An officer of the Employer, Commonly
                     Controlled Entity or Affiliated Service Group who:

                                 (A)   in any Measurement Period, in the
                           case of a Plan Year beginning after December 31, 1983, is an officer during the Plan Year and has annual Compensation for the Plan Year in an amount greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends ($98,064 in 1989, as adjusted in subsequent years in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Code
                           Section 415(d)).

                                 (B)   in any Measurement Period, in the
                           case of a Plan Year beginning before January 1, 1984, is an officer during the Plan Year, regardless of his compensation (except to the extent that applicable law, regulations and rulings indicate that the compensation requirement set forth in subparagraph (A) above is applicable).

                                 (C)   Notwithstanding the foregoing
                           subparagraphs (A) and (B), no more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of all persons or beneficiaries of persons who are employees or former employees) shall be treated as Key Employees under this paragraph (i) for any Measurement Period. In the case of an Employer, Commonly Controlled Entity or member of an Affiliated Service Group which is not a corporation:

                                       (i)   in any Measurement Period, in
                                 the case of a Plan Year beginning on or
                                 before February 28, 1985, no persons shall be treated as Key Employees under this paragraph (1); and

                                       (ii)  in any Measurement Period, in
                                 the case of a Plan Year beginning after
                                 February 28, 1985, the term "officer" as used in this subsection (d) shall include administrative executives as described in
                                 Section 1.416-1(T-13) of the Treasury
                                 Regulations.

                           (2)   One (1) of the ten (10) persons who,
                     during a Plan Year in the Measurement Period:

                                 (A)   have annual compensation from the
                           Employer, Commonly Controlled Entity or member of an Affiliated Service Group for such Plan Year greater than the amount in effect under
                           Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends ($30,000 in 1989 or one-fourth of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Code); and

                                 (B)   own (or are considered as owning
                           within the meaning of Code Section 318) in such Plan Year, the largest percentage interests in the Employer, Commonly Controlled Entity or member of an Affiliated Service Group, in such Plan Year, provided that no person shall be treated as a Key Employee under this paragraph unless he owns more than one-half of one percent (0.5%) interest in the Employer, Commonly Controlled Entity or member of an Affiliated Service Group.

                     No more than a total of ten (10) persons or beneficiaries of persons who are employees or former employees shall be treated as Key Employees under this paragraph (2) for any Measurement Period.

                           (3)   A person who, for a Plan Year in the
                     Measurement Period, is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Code Section 318) of the Employer, a Commonly Controlled Entity or member of an Affiliated Service Group.

                           (4)   A person who, for a Plan Year in the
                     Measurement Period, is a more than one percent (1%) owner (or is considered as owning more than one percent (1%) within the meaning of Code Section 318) of the Employer, a Commonly Controlled Entity or member of an Affiliated Service Group and has an annual compensation for such Plan Year from the Employer, Commonly Controlled Entity or member of an Affiliated Service Group of more than $150,000.

                           (5)   If the number of persons who meet the
                     requirements to be treated as Key Employees under paragraph (1) or (2) exceed the limitation on the number of Key Employees to be counted under paragraph (1) or (2), those persons with the highest annual compensation in a Plan Year in the Measurement Period for which the requirements are met and who are within the limitation on the number of Key Employees will be treated as Key Employees.

               If the requirements of paragraph (1) or (2) are met by a person in more than one (1) Plan Year in the Measurement Period, each person will be counted only once under paragraph (1) or (2):

                                 (A)   under paragraph (1), the Plan Year
                           in the Measurement Period in which a person who was an officer and had the highest annual compensation shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence;

                                 (B)   under paragraph (2), the Plan Year
                           in the Measurement Period in which the ownership percentage interest is the greatest shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence.

                     Notwithstanding the above provisions of paragraph (5), a person may be counted in determining the limitation under both paragraphs (1) and (2). In determining the sum of the Present Value of Accrued Benefits for Key Employees under subsection (h) of this Section, the Present Value of Accrued Benefits for any person shall be counted only once.

                     (e) "Non-Key Employee" means (i) a person (or the beneficiary of a person) with an account balance in the Plan or an account balance or accrued benefit in any Related Plan in the Aggregation Group or (ii) an employee or a former employee (or the beneficiary of such a person) who has received a distribution during the Measurement Period and
               (iii) who during the Measurement Period is not a Key
               Employee.

                     (f) "Present Value of Accrued Benefits" means, for any Plan Year, an amount equal to the sum of (1), (2) and
               (3) for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-Key Employee.

                           (1)   Subject to (4) below, the value of a
                     person's Accrued Benefit under the Plan and each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately preceding the Determination Date, adjusted for contributions due as of the Determination Date, as follows:

                                 (A)   in the case of a plan not subject to
                           the minimum funding requirements of Section 412 of the Code, by including the amount of any contributions actually made after the valuation date but on or before the Determination Date, and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in that first plan year; and

                                 (B)   in the case of a plan that is
                           subject to the minimum funding requirements, by including the amount of any contributions that would be allocated as of a date not later than the Determination Date, plus adjustments to those amounts as required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10).

                           (2)   Subject to (4) below, the sum of the
                     actuarial present values of a person's accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, expressed as a benefit commencing at Normal Retirement Date (or the person's attained age, if later) determined based on the following actuarial assumptions:

                                 (A)   Interest rate 5%; and

                                 (B)   Mortality: 1984 Unisex Pension
                           Table;

                     and determined in accordance with Code Section 416(g), provided, however, that if a defined benefit plan in the Aggregation Group provides for different or additional actuarial assumptions to be used in determining the present value of accrued benefits thereunder for the purpose of determining the top heavy status thereof, then such different or additional actuarial assumptions shall apply with respect to each defined benefit plan in the Aggregation Group and, further provided that the accrued benefit of any Non-Key Employee shall be determined under the method which is used for accrual purposes for all Related Defined Benefit Plans or, if no single accrual method is used in all such plans, such accrued benefit shall be determined as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                     The present value of an accrued benefit for any person who is employed by an employer maintaining a plan on the Determination Date is determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date, provided however that:

                                 (A)   for the first plan year of the plan,
                           the present value for an employee is determined as if the employee had a Termination of Employment (i) on the Determination Date or
                           (ii) on such valuation date but taking into account the estimated accrued benefit as of the Determination Date; and

                                 (B)   for the second and subsequent plan
                           years of the plan, the accrued benefit taken into account for an employee is not less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first plan year and using the actual accrued benefit as of the Determination Date for the second plan year.

                     For purposes of this paragraph (2), the valuation date is the valuation date used by the plan for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

                           If the plan provides for a nonproportional
                     subsidy as described in Treasury Regulations Section 1.416-1 (T-26), the present value of accrued benefits shall be determined taking into account the value of nonproportional subsidized early retirement benefits and nonproportional subsidized benefit options.

                           (3) Subject to (4) below, the aggregate value of amounts distributed during the plan year that includes the Determination Date or any of the four preceding plan years including amounts distributed under a terminated plan which, if it had not been terminated, would have been in the Aggregation Group.

                           (4)   The following rules shall apply in
                     determining the Present Value of Accrued Benefits:

                                 (A)   Amounts attributable to qualified
                           voluntary employee contributions, as defined in Code Section 219(e), shall be excluded.

                                 (B)   In computing the Present Value of
                           Accrued Benefits with respect to rollovers or plan-to-plan transfers, the following rules shall be applied to determine whether amounts which have been distributed during the five (5) year period ending on the Determination Date from or accepted into this Plan or any plan in the Aggregation Group shall be included in determining the Present Value of Accrued
                           Benefits:

                                       (i)   Unrelated Transfers accepted
                                 into the Plan or any plan in the
                                 Aggregation Group after December 31, 1983 shall not be included.

                                       (ii)  Unrelated Transfers accepted
                                 on or before December 31, 1983 and all
                                 Related Transfers accepted at any time
                                 into the Plan or any plan in the
                                 Aggregation Group shall be included.

                                       (iii) Unrelated Transfers made from
                                 the Plan or any plan in the Aggregation
                                 Group shall be included.

                                       (iv)  Related Transfers made from
                                 the Plan or any plan in the Aggregation
                                 Group shall not be included by the
                                 transferor plan (but shall be counted by the accepting plan).

                     The Accrued Benefit of any individual who has not
               performed services for an Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date shall be excluded in computing the Present Value of Accrued Benefit.

                     (g) "Related Transfer" means a rollover or a plan-to-plan transfer which is either not initiated by the Employee or is made between plans each of which is maintained by a Commonly Controlled Entity or member of an Affiliated Service Group.

                     (h) A "Top Heavy Aggregation Group" exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group; provided that, for purposes of determining the sum of Present Value of Accrued Benefits for all employees, there shall be excluded the Present Value of Accrued Benefits of any Non-Key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date. For purposes of applying the special rules herein with respect to a Super Top Heavy Plan, a Top Heavy Aggregation Group will also constitute a "Super Top Heavy Aggregation Group" if in any Plan Year as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group.

                     (i) "Top Heavy Plan" means the Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group consisting solely of the Plan. For purposes of applying the rules herein with respect to a Super Top Heavy Plan, a Top Heavy Plan will also constitute a "Super Top Heavy Plan" if the Plan in any Plan Year is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group consisting solely of the Plan.

                     (j) "Unrelated Transfer" means a rollover or a plan-to-plan transfer which is both initiated by the Employee and (1) made from a plan maintained by a Commonly Controlled Entity or member of an Affiliated Service Group to a plan maintained by an employer which is not a Commonly Controlled Entity or member of an Affiliated Service Group or (2) made to a plan maintained by a Commonly Controlled Entity or member of an Affiliated Service Group from a plan maintained by an employer which is not a Commonly Controlled Entity or member of an Affiliated Service Group.

               7.3 Special Top Heavy Provisions. For each Plan Year in which the Plan is a Top Heavy Plan, the following rules shall apply, except that the special provisions of this subsection 7.3 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective-bargaining agreement between employee representatives and one or more employees if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Employer or Employers:

                     (a) Minimum Employer Contributions. In any Plan Year in which the Plan is a Top Heavy Plan, the Employers shall make additional Employer Contributions to the Plan as necessary for each Active Participant who is employed on the last day of the Plan Year and who is a Non-Key Employee to bring the amount of his Aggregate Employer Contributions for the Plan Year up to at least three percent (3%) of his Pay, or if the Plan is not required to be included in an aggregation group in order to permit a defined benefit plan in the aggregation group to satisfy the requirements of Code
               Section 401(a)(4) or Section 410, such lesser amount as is equal to the largest percentage of a Key Employee's Pay allocated to the Key Employee as Aggregate Contributions.

               For purposes of determining whether a Non-Key Employee is an Active Participant entitled to have minimum Employer Contributions made on his behalf, a Non-Key Employee will be treated as an Active Participant even if he is not otherwise an Active Participant (or accrues no benefit) under the Plan because:

                           (1) he has failed to complete the requisite number of hours of service (if any) after becoming a Participant in the Plan,

                           (2) he is excluded from participation in the Plan (or accrues no benefit) merely because his compensation is less than a stated amount, or

                           (3) he is excluded from participation in the Plan (or accrues no benefit) merely because of a failure to make mandatory employee contributions or, if the Plan is a 401(k) plan, because of a failure to make elective 401(k) contributions.

                     (b) Vesting. For each Plan Year in which the Plan is a Top Heavy Plan and for each Plan Year thereafter, the vesting schedule under the Plan shall be three (3) year cliff vesting under which each Member shall be zero percent vested in Employer contributions, Remainders credited to his Regular Account portion of his General Employer Contribution Account and the Appreciation Account portion attributable to such Employer contributions and Remainders until he has three years of Vested Service after which a Member shall be 100% vested in his Employer Contribution Account.

                     (c) Limitations. In computing the limitations under subsection 4.8 hereof for years in which the Plan is a Top Heavy Plan, the special rules of Code Section 416(h) shall be applied in accordance with applicable regulations and rulings so that, in determining the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, at each place at which "1.25" would have been used, "1.00" shall be substituted, unless the special requirements of Code Section 416(h)(2) have been satisfied and by substituting $41,500 for $51,875 in the numerator of the transition fraction described in Code Section 415(e)(6)(B).

                     (d)   Transition Rule for a Top Heavy Plan.
               Notwithstanding the provisions of subsection 7.3(c), for each Plan Year in which the Plan is a Top Heavy Plan and in which the Plan does not meet the special requirements of Code Section 416(h)(2) in order to use 1.25 in the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Top Heavy Plans and if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Top Heavy Plans, a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to
               1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Plan is a Top Heavy Plan and the Plan does not meet the special requirements of Code Section 416(h)(2) in order to use 1.25 in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, until such time as the Participant's Combined Fraction is not greater than 1.00.

                     (e) Transition Rule for a Super Top Heavy Plan. Notwithstanding the provisions of subsections 7.3(c) and 7.3(d), for each Plan Year in which the Plan is a Super Top Heavy Plan, (1) if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Super Top Heavy Plans, and (2) if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Super Top Heavy Plans and if immediately before the plans became Super Top Heavy Plans the Combined Fraction as then computed did not exceed 1.00, then a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined

               Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Super Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Plan is a Super Top Heavy Plan, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction until the Participant's Combined Fraction is not greater than 1.00.

                     (f) Terminated Plan. If the Plan becomes a Top Heavy Plan after it has formally been terminated, has ceased crediting for benefit accruals and vesting and has been or is distributing all plan assets to participants and their beneficiaries as soon as administratively feasible or if a terminated plan has distributed all benefits of participants and their beneficiaries, the provisions of subsection 7.3 shall not apply to the Plan.

                     (g) Frozen Plans. If the Plan becomes a Top Heavy Plan after contributions have ceased under the Plan but all assets have not been distributed to participants or their beneficiaries, the provisions of subsection 7.3 shall apply to the Plan.

                              Section 8.  Administration

               8.1 Committee. The Committee shall consist of not less than three or more than five members, each of whom, when appointed by the Board of Directors of the Company, shall serve until his death or his resignation from the Committee, or his Termination of Employment, or his replacement by the Board of Directors of the Company. The Committee shall act by a majority of its members at any meeting including a telephonic meeting, or by a written instrument signed by a majority of its members without the necessity of a meeting. Except as provided by federal law, no member of the Committee shall be personally liable because of an act, or failure to act, of the Committee, or for any of his acts done or omitted to be done in good faith.
          The Company shall indemnify and hold harmless all members of the Committee for any act, or failure to act, of the Committee, or for any of his acts done or omitted to be done in good faith.

               8.2 Administration. The Committee shall be responsible for the general administration of the Plan and shall have all such powers as may be necessary to carry out the provisions hereof, including, but not limited to, the power to interpret the Plan. The decisions of the Committee shall be conclusive on all persons. The Committee shall be the Plan Administrator. The Committee may from time to time establish rules for the administration of the Plan. Expenses incurred by the Committee (including such expenses which are advanced by the Company) relative to the administration of the Plan shall be paid from the Trust Fund, unless paid by the Company. The Committee may appoint one or more persons ("Fiduciary(ies)") who jointly or severally shall have authority to control and manage the operation and administration of the Plan. The Committee shall have the authority to allocate responsibilities among the Fiduciaries (including the Trustee of the Trust Fund). Any Fiduciary, upon receiving the written consent of the Committee, may designate one or more other persons ("Designated Fiduciary(ies)") to carry out the Fiduciary's responsibilities under the Plan. The procedure the Committee shall follow in making any appointment, allocation or consent to designate shall be by filing with the minutes of the Committee an instrument in writing consented to by a majority of the members of the Committee setting forth the appointment, allocation or consent to designate. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan. A fiduciary or Designated Fiduciary may employ one or more persons to render advice with regard to any responsibility such Fiduciary or Designated Fiduciary has under the Plan.

               The Committee shall exercise, or direct the Trustee with respect to the exercise of, all rights, privileges and obligations with respect to the investments of Fund C.

               8.3 Initial Claim for Benefits. Each Participant, or other beneficiary (a "Claimant") may submit his claim for benefits to the Committee (or to such other person or persons as may be designated by the Committee) in writing in such form as is provided or approved by the Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to his filing a claim for benefits and exhausting his rights to review under subsections 8.3 and 8.4.

                     When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified of the approval or the denial within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial, (2) references to pertinent plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and
          (4) the Claimant's rights to seek review of the denial.

               8.4 Review of Claim Denial. If a claim is denied, in whole or in part, the Claimant shall have the right to request that the Committee review the denial, provided that the Claimant files a written request for review with the Committee within sixty (60) days after the date on which the Claimant received written notification of the denial. A Claimant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Committee. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty
          (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures described in subsections 8.3 and 8.4 such Claimant shall have no rights to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

               8.5 Fiduciary Responsibility. If a Plan fiduciary acts in accordance with ERISA, Title I, Subtitle B, Part 4:

                     (a) In determining that a Member's spouse has consented to the naming of a Beneficiary other than the spouse or that the consent of the Member's spouse may not be obtained because there is no spouse, the spouse cannot be located or other circumstances prescribed by the Secretary of the Treasury by regulations, then to the extent of payments made pursuant to such consent, or determination, the Plan and its fiduciaries shall have no further liability.

                     (b) In treating a domestic relations order as being (or not being) a Qualified Domestic Relations Order, or, during any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), in separately accounting for the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order ("Segregated Amounts"), in paying such Segregated Amounts to the person entitled thereto if within 18 months the domestic relations order (or a modification thereof) is determined to be a Qualified Domestic Relations Order, in paying such Segregated Amounts to the person entitled thereto if there had been no order if within 18 months the domestic relations order is determined not to be qualified or if the issue is not resolved within 18 months, and in prospectively applying a domestic relations order which is determined to be qualified after the close of the 18-month period, then the obligation of the Plan and its fiduciaries to the Member and each alternate payee shall be discharged to the extent of any payment made pursuant to such acts.

               8.6 Fiduciary as Member. A fiduciary who is also a Member Participant or a Beneficiary shall receive any benefit to which he may be entitled as a Participant, Member or Beneficiary in the Plan so long as such benefit is computed and paid on a basis that is consistent with the terms of the Plan as applied to all other Participants, Members and Beneficiaries.

                  Section 9.  Subsidiary or Affiliated Corporations

               9.1 Subsidiary or Affiliated Corporations. Any Commonly Controlled Entity may become an Employer under the Plan and the Trust or may withdraw therefrom (or, being a party, shall withdraw) at such time, in such manner and upon such terms and conditions as the Board of Directors of Company shall determine. Any Employer, other than Company, shall become a party to the Plan and the Trust, as co-settlor with Company, upon the filing with the Trustee of:

                     (a) a certified copy of a resolution of such Employer's Board of Directors adopting the Plan and the Trust; and

                     (b) a certified copy of a resolution of Company's Board of Directors authorizing such Employer to become a party to the Plan and the Trust;

          and thereafter the Trustee shall receive and hold, as part of the Trust Fund, subject to the provisions of the Trust, any contributions made by such Employer and by Members who are Employees of such Employer. In the event of withdrawal of any Employer from the Plan and the Trust, the Trustee shall determine the share of such withdrawing Employer in the Trust Fund. The Trustee shall thereupon segregate such share and make disposition thereof in accordance with the direction of the withdrawing Employer's Board of Directors; provided that a distribution shall not be made to a Member who is not otherwise entitled to a distribution in accordance with Section 5 unless there has been a disposition of the Employer's interest in a subsidiary or of substantially all the assets used by the Employer in a trade or business and the Employee continues employment with the subsidiary or the corporation acquiring such assets or the Company has terminated the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7)) and the distribution options provided under Section 5 shall be available.

                        Section 10.  Amendment and Termination

               10.1 Amendment and Termination. The Company expects the Plan to be permanent, but since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify or terminate the Plan at any time by action of its Board of Directors. The Company may make such modifications or amendments to the Plan that are necessary or appropriate to qualify or maintain the Plan as a plan meeting the requirements of Code
          Section 401(a) or 401(k) or any other applicable provisions of the Code or the regulations issued thereunder. No part of the corpus or income of the Trust Fund shall at any time be used for or diverted to purposes other than for the exclusive benefit of Members or their Beneficiaries, and no amendment shall divest any Member of his interest herein, except as may be required by the District Director of Internal Revenue or other governmental authority. No amendment shall eliminate or reduce an optional form of benefit with respect to benefits attributable to service before the amendment was adopted except as may be permitted under applicable regulations or rulings of the Treasury Department or Department of Labor.

               10.2 Termination of the Plan. Upon termination of the Plan by the Company (after a favorable determination has been obtained as specified in subsection 10.1), or upon complete discontinuance of contributions to the Plan by the Company (after a favorable determination has been obtained as specified in subsection 10.1), the value of the proportionate interest of each Member having an interest in the Trust Fund shall be determined as of the date of such termination or discontinuance. The accounts of such Members shall be one hundred percent vested and nonforfeitable, and thereafter distribution shall be made to such Members as provided in Section 5, except that there shall be no forfeitures of such one hundred percent vested and nonforfeitable interests.

                     Upon the partial termination of the Plan by the Company (after a favorable determination has been obtained as specified in subsection 10.1), the value of the proportionate interest of each Member having an interest in the Trust Fund, in respect of whom the Plan shall have been partially terminated, shall be determined as of the date of such partial termination. The accounts of such Members, in respect of whom the partial termination has occurred, shall be one hundred percent vested and nonforfeitable, and thereafter distribution shall be made to such Members as provided in Section 5, except that there shall be no forfeitures of such one hundred percent vested and nonforfeitable interests.

                     In the event of termination of the Plan, the Board of Directors may direct that (a) the Trustee continue the Trust for a specified period of time, or for such period of time as the

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          Trustee, in its sole discretion, may deem to be in the best interest of Members or their Beneficiaries or (b) any Member who does not consent to the distribution of a Member's Net Balance Account the vested portion of which is in excess of $3,500 or who is not eligible to receive a distribution of his Member's Net Balance Account pursuant to the foregoing provisions of subsection 10.2 shall receive a benefit in the form of an annuity contract providing the benefit options available hereunder which can be purchased with the amount of such benefit from an insurance company.










































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                                 Section 11.  Mergers

               11.1 Mergers. The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each Member would (if the Plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation or transfer (if the Plan were then terminated).

                              Section 12.  Miscellaneous

               12.1  Nonalienation of Benefits.

                     (a) Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute on, levy or otherwise dispose of any right to benefits payable here under, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. The foregoing subsection 12.1(a) shall not preclude the (1) enforcement of a Federal tax levy made pursuant to Code section 6331 or (2) collection by the United States on a judgment resulting from an unpaid tax assessment.

                     (b)   Notwithstanding subsection 12.1(a), the Trustee

                           (1) shall comply with an order entered on or after January 1, 1985 determined by the Committee to be a Qualified Domestic Relations Order as provided in subsection 12.2.

                           (2)   shall comply with a domestic relations
                     order entered before January 1, 1985 if benefits are already being paid under such order, and

                           (3)   may treat an order entered before
                     January 1, 1985 as a Qualified Domestic Relations order even if it does not meet the requirements of subsection 12.2.

               12.2  Qualified Domestic Relations Order.

                     (a) "Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement):

                           (1) which is made pursuant to a state domestic relations law (including a community property law),

                           (2) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Member,

                           (3) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the Member's Net Balance Account under the Plan, and

                           (4) with respect to which the requirements of paragraphs (b) and (c) are met.

                     (b) A domestic relations order can be a Qualified Domestic Relations Order only if such order clearly specifies:

                           (1)   The name and the last known mailing
                     address, if any, of the Member and the name and mailing address of each alternate payee covered by the order,

                           (2) the amount or percentage of the Member's Net Balance Account to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

                           (3) the number of payments or period to which such order applies, and

                           (4)   each Plan to which such order applies.

                     (c) A domestic relations order can be a Qualified Domestic Relations Order only if such order does not:

                           (1) require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan,

                           (2)   require the Plan to provide increased
                     benefits (determined on the basis of actuarial value), or

                           (3)   require the payment of benefits to an
                     alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

                     (d) In the case of any payment before a Member has had a Termination of Employment, a domestic relations order shall not be treated as failing to meet the requirements of subsection 12.2(c)(1) solely because such order requires that payment of benefits be made to an alternate payee:

                           (1) on or after the date on which the Member attains (or would have attained) 50 years of age,

                           (2) as if the Member had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any employer subsidy for early retirement), and

                           (3) in any form in which such benefits may be paid under the Plan to the Member (other than in the form of a qualified joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

                     (e) To the extent provided in any Qualified Domestic Relations Order the former spouse of a Member if married to the Member for at least one year, shall be treated as the surviving spouse of such Member for the purpose of consenting to the waiver of a Qualified Joint and Survivor Pension or Surviving Spouse's Pension and to the naming of another Beneficiary as provided in subsection 5.3 with respect to the portion of a Member's Net Balance Account subject to such Qualified Domestic Relations Order.

                     (f) Notwithstanding anything to the contrary in subsections 6.2 and 6.3, if, pursuant to an order determined by the Committee or its delegate to be a Qualified Domestic Relations Order, a segregated account is established containing the interest of an alternate payee, the alternate payee shall direct the manner in which such segregated account shall be invested in accordance with the procedures under subsections 6.2 or 6.3, as applicable; provided that any such segregated account shall continue to be invested in accordance with the investment elections last given by the Member before the establishment of the segregated account until the alternate payee provides new investment instructions.

                     (g) Unless otherwise further restricted in a Qualified Domestic Relations Order, the Alternate Payee may elect to receive a distribution (1) within or commencing within a reasonable time after a Valuation Date or Accounting Date which follows the date on which the Member attains the age of 50 and which is at least 30 days (or such lesser period as the Committee may from time to time permit) after the date on which the Committee receives the Alternate Payee's distribution election and (2) in any form in which benefits may be paid pursuant to subsection 5.2 to the Member.

               12.3 Maximum Age Condition. Anything to the contrary herein notwithstanding, eligibility to participate in the Plan and to elect or receive allocations of contributions to the Trust shall not be subject to any restrictions on account of a maximum age condition.

               12.4 Litigation. In the event that any person may bring any legal or equitable action arising under the Plan against the Trustee or Employer or the Committee, or in the event that Employer or the Committee or the Trustee may find it necessary to bring any legal or equitable action arising under the Plan against any person, Employer or the Committee shall have the right to join the Trustee as a party defendant or party plaintiff in any such actions, and all expenses of defending or bringing such action shall be paid by the Trustee from the Trust Fund.

               12.5 Rights Against Employer. Neither the establishment of the Plan, nor of the Trust, nor any modification thereof, nor any distributions hereunder shall be construed as giving to any Member or any person whomsoever any legal or equitable rights against the Committee, Employer, or the officers, directors or shareholders as such of Employer, or as giving any Employee or Member the right to be retained in the employ of Employer. All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund, and Employer shall have no liability or responsibility for benefit distributions other than to make contributions to the Trust Fund as herein provided.

               12.6 Illegality of Particular Provision. The illegality of any particular provision of this Plan or portion thereof shall not affect the other provisions hereof or portions of provisions, but the Plan shall be construed in all respects as if such invalid provision or invalid portion of a provision were omitted.

               12.7 Effect of Mistake. In the event of a mistake or misstatement as to the age, eligibility, Pay, Service or participation of a Member, or the allocations made to the account of any Member, or the amount of distributions made or to be made to a Member or other person, the Committee shall, to the extent it deems possible, cause to be allocated from future Employer contributions or future Remainders, or cause to be withheld or accelerated, or otherwise made adjustments of, such amounts as will in its judgment accord to such Member or other person, the credits to the account or distributions to which he is properly entitled under the Plan.

               12.8 Indemnification. Each member of the Committee, each member of the Board of Directors, each individual serving as Trustee without compensation, and each and every Employee to whom are delegated duties, responsibilities and authority with respect to the Plan and the Trust shall be indemnified and held harmless by the Company against all claims, liabilities, fines and penalties and all expenses (including, but not limited to, attorney fees) reasonably incurred by or imposed upon such member of the Board of Directors, individual or Employee which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan and the Trust, to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty or expense is not paid for by liability insurance purchased by or paid for by the Company. Notwithstanding the foregoing, the Company shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Company in the specific case upon receipt of an undertaking by or on behalf of the member of the Committee, member of the Board of Directors, individual Trustee or Employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in this subsection 12.8.

               12.9 Applicable Laws. Except as otherwise provided by federal law, the Plan shall be governed by and construed according to the laws of the State of Illinois, with the exception of any Trust, which shall be governed by and construed according to the laws of such State as may be agreed with the Trustee, or in absence of such agreement the State in which the principal office of the Trustee is located.

               12.10 Gender and Number. Except when otherwise indicated by the context, any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural.

               IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized officer and has caused its corporate seal to be hereto affixed this 30th day of December, 1994.


                                             CHICAGO AND NORTH WESTERN
                                             RAILWAY COMPANY


                                             /s/ R. F. Ard

                                             By:  R. F. Ard

          ATTEST:


          /s/ Robin Bourne-Caris
                     Secretary

          (Corporate Seal)

                                      APPENDIX I


          For purposes of determining the Actuarial Equivalent under subsection 2.2 of the Plan, the mortality basis and interest rate used shall be the following:

               (a) Mortality Basis: The mortality table used shall be the UP-1984 Table without adjustment.

               (b) Interest Rate: The interest rate used shall be determined in accordance with (i) or (ii) below:

                     (i) For purposes of determining the Actuarial Equivalent of a Member's Net Balance Account (or portion thereof) converted to a single life annuity (which shall be done regardless of whether a Member's Net Balance Account or portion thereof is paid as a single life annuity or a Qualified Joint and Survivor Annuity) under subsection 2.2 during a calendar year, the interest rate used shall be the sum of the November 30 yield to maturity for the Lehman Brothers Kuhn Loeb, Long Term Government Agency Bond Index (hereinafter called the "index") for the three preceding calendar years divided by three with the results rounded to the nearest quarter of a percent. In the event that the index is not in existence as of November 30 of any calendar year, the November 30 twenty-year yield series for the Treasury Constant Maturity Yield Series shall be substituted for the index for all years used in the determination of the interest rate under this subparagraph (i). If neither such index is or was in existence for a sufficient period of time to permit a determination of the above described three preceding calendar year average rate of interest, such average rate of interest shall be based upon the United States Long Term Treasury Bonds with more than a 10 year maturity. The interest rate shall be determined and applied as of the date on which the vested Member's Net Balance Account or a portion thereof is transferred to the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994) for the payment of benefits in the form of a life annuity as provided in subsection 5.5.

                     (ii) For all other purposes including converting a single life annuity into a Qualified Joint and Survivor Annuity, the interest rate with respect to life annuity benefits paid by the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994) with respect to the vested Member's Net Balance Account or portion thereof in accordance with subsection 5.5 shall be 8%.

          Notwithstanding the above provisions, for purposes of determining the life annuity benefit payable under the Chicago and North Western Railway Company Supplemental Pension Plan (called the Chicago and North Western Transportation Company Supplemental Pension Plan until May 5, 1994) with respect to the vested Member's Net Balance Account or portion thereof, the Actuarial Equivalent shall be the Accrued Benefit reduced by 1/2 of 1% for each full month that the benefit commencement date precedes Normal Retirement Age to the first full month after the Member attains age 55 and further reduced for each full month that the benefit commencement date precedes the first full month after the Member attains age 55 using the mortality assumptions specified in (a) above and the interest rate assumption specified in
          (b)(ii) above.


























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